SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

BIO-KEY INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

June 27, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of BIO-key International, Inc., on Friday, August 8, 2025, at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please exercise your right to vote by signing, dating and returning your proxy card in the enclosed envelope, voting by internet, or voting by telephone as described in the Proxy Statement. Your shares will be voted in accordance with the instructions you have given in your proxy.

Our board of directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

Michael W. DePasquale
Chairman and Chief Executive Officer

BIO-key International, Inc.
101 Crawfords Corner Road, Suite 4116

Holmdel, NJ 07733

Notice of Annual Meeting of Stockholders
Friday, August 8, 2025

To Our Stockholders:

The Annual Meeting of Stockholders of BIO-key International. Inc., a Delaware corporation (the “Company”), will be held on Friday, August 8, 2025, at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733:

1.	To elect five members of the board of directors to serve until the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the selection of Bush & Associates CPA LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025;

3.	To approve, on an advisory basis, our executive compensation;

4.	To approve an amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan;

5.	To approve an amendment to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan; and

6.	To transact such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

All stockholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on June 20, 2025, are entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

Michael W. DePasquale

Chairman of the Board of Directors

Holmdel, NJ
June 27, 2025

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

PRINCIPAL STOCKHOLDERS	4

PROPOSAL 1: ELECTION OF DIRECTORS	6

CORPORATE GOVERNANCE	8

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS	10

EXECUTIVE COMPENSATION	12

DIRECTOR COMPENSATION	19

PROPOSAL 2: RATIFICATION OF THE SELECTION OF BUSH & ASSOCIATES CPA LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025	20

REPORT OF THE AUDIT COMMITTEE	22

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION	23

PROPOSAL 4: AMENDMENT TO THE BIO-KEY INTERNATIONAL, INC. 2023 STOCK INCENTIVE PLAN	24

PROPOSAL 5: AMENDMENT TO THE BIO-KEY INTERNATIONAL, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN	35

STOCKHOLDER PROPOSALS	38

STOCKHOLDER COMMUNICATIONS	38

OTHER MATTERS	39

ANNUAL REPORT ON FORM 10-K	39

WHERE YOU CAN FIND MORE INFORMATION	39

APPENDIX A⸺BIO-KEY INTERNATIONAL, INC. 2023 STOCK INCENTIVE PLAN, AS AMENDED

APPENDIX B⸺BIO-KEY INTERNATIONAL, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

i

BIO-key International, Inc.
101 Crawfords Corner Road, Suite 4116

Holmdel, NJ 07733

PROXY STATEMENT
2025 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited by the board of directors of BIO-key International, Inc. (the “Company,” “we” or “us”) for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, August 8, 2025, at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733, and at any continuation, adjournment or postponement thereof.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Who Can Attend and Vote

Only holders of our common stock of record at the close of business on June 20, 2025, the record date, are entitled to notice of and to vote at the Annual Meeting, and at any continuation(s), postponement(s) or adjournment(s) thereof. As of the record date, 6,848,775 shares of our common stock, par value $.0001 per share (“common stock”), were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting. The common stock does not have cumulative voting rights.

Beginning on or about June 27, 2025, we mailed to our stockholders our Annual Report on Form 10-K for the year ended December 31, 2024, which includes our audited consolidated financial statements, together with these proxy materials.

Voting Your Shares

If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote in person at the Annual Meeting or by completing, dating and signing the proxy and promptly returning it, by telephone, or electronically through the internet by following the instructions included on your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “FOR” such proposal or, in the case of the election of directors, as a vote “FOR” election of the five nominees presented by the board of directors.

If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the internet in accordance with the voting instructions provided by that nominee. You must obtain a legal proxy from the nominee that holds your shares if you wish to vote in person at the Annual Meeting.

Applicable stock exchange rules restrict when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as director elections, executive compensation, and other significant matters absent instructions from the beneficial owner. As a result, if you are a street name stockholder, and you do not give voting instructions, the holder of record will not be permitted to vote your shares with respect to Proposal No. 1—Election of Directors Proposal, Proposal No. 3—Advisory Vote on Executive Compensation, Proposal No. 4—Amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan, or Proposal No. 5—Amendment to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan, and your shares will be considered “broker non-votes” with respect to these proposals. Although any broker non-votes would be counted as present at the Annual Meeting for purposes of determining a quorum, they will be treated as not entitled to vote with respect to each of Proposal Nos. 1, 3, 4 and 5. If you are a street name stockholder, and you do not give voting instructions, the record holder will be entitled to vote your shares with respect to Proposal No. 2—Ratification of the Appointment of Bush & Associates CPA LLC as our Independent Registered Public Accounting Firm for the Year Ending December 31, 2025 in its discretion.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or internet should understand that there may be costs associated with telephonic or electronic access. These charges include usage charges from telephone companies and internet access providers. The stockholder will bear the cost of these charges.

Procedural Matters

If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

●

By Internet. You may submit a proxy electronically via the internet by following the instructions provided on the proxy card. Please have your proxy card in hand when you access the website. Internet voting facilities will close at 11:59 p.m. ET on August 7, 2025.

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By Telephone. You may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have the proxy card in hand when you call. Telephone voting facilities will close at 11:59 p.m. ET on August 7, 2025.

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By Mail. You may submit a proxy by signing, dating and returning your proxy card in the provided pre-addressed envelope in accordance with the enclosed instructions. We encourage you to sign and return the proxy or voter instruction card even if you plan to attend the Annual Meeting so that your shares will be voted even if you are unable to attend.

●

In Person. If you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

If your shares are held in street name, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will also be offered to stockholders owning shares through most banks and brokers.

Quorum

The presence at the Annual Meeting in person or by proxy of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.

Required Vote, Abstentions and Broker Non-Votes

Only stockholders of record at the close of business on June 20, 2025 have the right to vote at the Annual Meeting. The proposals at the Annual Meeting will require the following votes:

●

Directors will be elected by a plurality of all votes cast. You may vote “FOR ALL NOMINEES,” “WITHHOLD FOR ALL NOMINEES” or “FOR ALL EXCEPT” for the director nominees. Withheld votes and broker non-votes will have no effect on Proposal No. 1.

●

Ratification of the selection of Bush & Associates CPA LLC as our independent registered public accounting firm for the year ending December 31, 2025 will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to ratify the selection of Bush & Associates CPA LLC as our independent registered public accounting firm. Abstentions will have the same effect as a vote against Proposal No. 2. We do not expect any broker non-votes in connection with respect to Proposal No. 2.

●

Approval, on an advisory basis, of our executive compensation will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve, on an advisory basis, our executive compensation. Abstentions will have the same effect as a vote against Proposal No. 3 and broker non-votes will have no effect on Proposal No. 3.

●

Approval of the amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan. Abstentions will have the same effect as a vote against Proposal No. 4 and broker non-votes will have no effect on Proposal No. 4.

●

Approval of the amendment to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan will require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on this matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the amendment to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan. Abstentions will have the same effect as a vote against Proposal No. 5 and broker non-votes will have no effect on Proposal No. 5.

A “withheld vote,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals to be presented at the annual meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal.

Generally, “broker non-votes” occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of our independent registered public accounting firm, without instructions from the beneficial owner of those shares. As a result, we do not expect any broker non-votes in connection with the ratification of our independent registered public accounting firm.

Default Voting

A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not indicate any contrary voting instructions, your shares will be voted in accordance with the board’s recommendations, which are as follows:

●	FOR the election of the five persons named in this proxy statement as the board’s nominees for election as directors;

●	FOR the ratification of the selection of Bush & Associates CPA LLC as our independent registered public accounting firm for the year ending December 31, 2025;

●	FOR the approval, on an advisory basis, of our executive compensation;

●	FOR the approval of the amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan; and

●	FOR the approval of the amendment to the BIO-key International, Inc. 2021 Stock Incentive Plan.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. The board knows of no matters, other than those previously stated herein, to be presented for consideration at the Annual Meeting.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A stockholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

Expenses of Solicitation

Our board of directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience.

We will bear the costs incidental to the solicitation and obtaining of proxies, including the costs of reimbursing banks, brokers and other nominees for forwarding proxy materials to beneficial owners of our common stock. Proxies may be solicited by our officers and employees, without extra compensation, by mail, telephone, telefax, personal interviews, and other methods of communication.

Stockholder List

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and at our corporate offices located at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733 beginning July 29, 2025, during normal business hours for examination by any stockholder registered on our stock ledger as of the record date for any purpose germane to the Annual Meeting.

Householding/Delivery of Documents to Stockholders

The SEC rules permit registrants to adopt a procedure called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one set of proxy materials, unless one or more of these stockholders notifies the registrant that they wish to continue receiving individual sets. This procedure reduces printing costs and postage fees incurred by the registrant.

We have not adopted this householding procedure with respect to our record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of our common stock. If your family has multiple accounts by which you hold common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple sets. Those options are available to you at any time.

PRINCIPAL STOCKHOLDERS

Common Stock

The following table sets forth, as of June 20, 2025, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current executive officers and directors, both individually and as a group.

The beneficial owners and number of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as awarded, and, in accordance therewith, include all shares of our common stock that may be acquired by such beneficial owners within 60 days of June 20, 2025 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 6,848,775 shares of common stock outstanding on June 20, 2025.

	Amount and Nature		Percentage
	of Beneficial		of
Name and Address of Beneficial Owner (1)	Ownership		Class

Directors and Executive Officers

Michael W. DePasquale	62,918	(2)
Cecilia C. Welch	24,483	(3)	*
Mira K. LaCous	10,706	(4)	*
James D. Sullivan	57,553	(5)	*
Robert J. Michel	23,605	(6)	*
Emmanuel Alia	21,341	(7)	*
Cameron E. Williams	21,950	(8)	*
Wong Kwok Fong (Kelvin)	35,480	(9)	*
All officers and directors as a group (eight (8) persons)	258,035		3.7%

Beneficial Owners

Armistice Capital, LLC 510 Madison Avenue, 7th Floor New York, NY 10022.	596,401	(10)	8.7%
Fiber Food Systems, Inc. 530 Technology Drive, Suite 100 Irvine, CA 92618	595,000	(11)	8.7%

*	Less than 1%

(1)	Unless otherwise indicated, the address of each person listed below is c/o BIO-key International, Inc., 101 Crawfords Corner Rd, Suite 4116, Holmdel, NJ 07733.

(2)	Includes 232 shares issuable on exercise of options, 9,167 shares issuable upon exercise of warrants, and 28,120 shares of restricted stock of which 17,297 remain subject to vesting.

(3)	Includes 174 shares issuable upon exercise of options and 26,064 shares of restricted stock of which 16,111 remain subject to vesting.

(4)	Includes 87 shares issuable upon exercise of options and 10,203 shares of restricted stock of which 6,371 remain subject to vesting.

(5)	Includes 174 shares issuable on exercise of options, 12,667 shares issuable upon exercise of warrants, and 26,064 shares of restricted stock of which 16,111 remain subject to vesting.

(6)	Includes 36 shares issuable on exercise of options and 8,778 shares of restricted stock of which 7,518 remain subject to vesting.

(7)	Includes 18 shares issuable on exercise of options and 8,778 shares of restricted stock of which 7,518 remain subject to vesting.

(8)	Includes 8,778 shares of restricted stock of which 7,518 remain subject to vesting.

(9)

Includes 232 shares issuable on exercise of options and 5,036 shares of restricted stock of which 4,435 remain subject to vesting. The address of Kelvin is Flat C, 27/F, Block 5, Grand Pacific Views, Siu Lam, Hong Kong N7.

(10)

Based on information contained in a Schedule 13G filed with the SEC on May 15, 2025 and other information known to the Company. Armistice Capital, LLC (“Armistice Capital”) is the investment manager of Armistice Capital Master Fund Ltd. (the “Master Fund”), the direct holder of the 596,401 shares of common stock, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the Company’s securities held by the Master Fund and thus may be deemed to beneficially own the securities held by the Master Fund. Steven Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the Company’s securities held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital.

(11)

Based on information contained in a Form 3 filed with the SEC on December 9, 2024 and other information known to the Company. Fiber Food Systems, Inc. is the direct holder of 595,000 shares of common stock and has sole voting and dispositive power over the shares.

PROPOSAL 1: ELECTION OF DIRECTORS

Our board of directors is presently comprised of five members who hold office until each director’s successor is elected and qualified, or until such director’s earlier resignation or removal. Each nominee for director has been nominated for a one-year term to serve until the 2026 Annual Meeting of Stockholders and until their successors are elected and have qualified.

Our nominating and corporate governance committee recommended Messrs. DePasquale, Wong, Michel, Alia and Williams as nominees to our board of directors. Each of the nominees for election is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the 2026 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

The nominees have consented to being nominated and have expressed their intention to serve if elected. We have no reason to believe that the nominees will be unable to serve if elected to office and, to our knowledge, the nominees intend to serve the entire term for which election is sought. In the event any of the nominees recommended by our nominating and corporate governance committee should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the board of directors or the board of directors may elect to reduce its size. Only the nominees or substitute nominees designated by the board of directors will be eligible to stand for election as directors at the Annual Meeting.

Nominees for Board of Directors

We believe that our board of directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that experience, qualifications, or skills in the following areas are most important: technology applications, development, and distribution; accounting and finance; government affairs; design, innovation and engineering; strategic planning; human resources and development practices; and board practices of other corporations. We believe that our current board members possess the professional and personal qualifications necessary for board service and have highlighted particularly noteworthy attributes for each board member below. The principal occupation, business experience for at least the past five years, and the age as of June 20, 2025, of each director nominee is included below.

Michael W. DePasquale, 70, has served as our Chief Executive Officer and a Director since January 3, 2003, and Chairman of the Board since January 29, 2014. He served as Co-Chief Executive Officer of the Company from July 2005 to August 2006. Mr. DePasquale brings more than 30 years of executive management, sales and marketing experience to the Company. Mr. DePasquale has held executive management positions with McGraw-Hill, Digital Equipment Corporation, and other companies in the software and professional services industries. Mr. DePasquale earned a Bachelor of Science degree from the New Jersey Institute of Technology. He serves as the Vice Chairman on the Board of Directors of the International Biometrics and Identification Industry Association. We believe Mr. DePasquale’s qualifications to sit on the board of directors include his extensive executive management experience in the technology sector and biometric industry expertise which strengthen the board’s collective qualifications, skills and experience.

Robert J. Michel, 68, has served as a Director of the Company since April 10, 2017. He has over 30 years of accounting and financial management experience. Since September, 2018, he has served as the Chief Financial Officer of Daxor Corporation (Nasdaq: DXR), a medical device manufacturing company specializing in blood volume analysis. Prior to Daxor, from November, 2017 until September 2018, Mr. Michel served as the CFO of Roadway Moving, Inc., a transportation, moving and storage company located in New York City. Mr. Michel spent 15 years at Asta Funding, Inc. (Nasdaq: ASFI), a diversified financial services company, including serving as its Chief Financial Officer from 2009 until 2017 where he was responsible for all financial matters and SEC reporting. Mr. Michel is a certified public accountant, earned an MBA in Taxation from St. John’s University, and a BS in Business Administration from Villanova University. We believe Mr. Michel’s qualifications to sit on the board of directors include his substantial experience in accounting and financial management for public companies which provide the board with a deep knowledge of financial and SEC reporting and strengthen the board’s collective qualifications, skills, and experience.

Wong Kwok Fong (Kelvin), 61, has served as a Director of the Company since December 4, 2015, as Managing Director of our Hong Kong Subsidiary since August 2016, and as Vice-Chairman of the Board of Directors since March 2019. He is the co-founder of China Goldjoy Group (previously World Wide Touch Technology Holdings Limited), a company listed on The Stock Exchange of Hong Kong. From 1997 until August, 2015, Mr. Wong served as the Chairman of China Goldjoy Group and served as its Chief Technology Officer through October 2016. During this time, Kelvin played a significant role in the substantial growth of the business. Kelvin brings over 25 years of senior management experience in manufacturing, supply chain, and marketing functions in the electronics and technology industries, including establishing manufacturing plants in Hong Kong and China, and building an extensive network in the electronics and technology industries. We believe Kelvin’s qualifications to sit on the board of directors include his substantial experience in the technology industry, including biometrics and payment systems, and serving the Asian markets, which broaden and strengthen the board’s collective qualifications, skills, and experience.

Emmanuel Alia (Manny), 60, was appointed Director of the Company on April 3, 2020. Since 2018, Mr. Alia has been providing management consulting services as an advisor to businesses seeking market entry strategies to emerging markets such as Africa and the Caribbean. From 2011 to 2018, Mr. Alia served as an Executive Director at the Corporate and Investment division of JPMorgan, and as a Senior Vice-President at CHASE Bank’s Consumer and Community Banking specializing in the financial and banking services industry and opportunities in Africa. During Mr. Alia’s tenure with JPMorgan, he served as head of Wholesale Operations in the Receivables Operations of the Global banking operations in the US and Canada, head of Retail Banking in the Greater Detroit area, and head of branches in the New York and New Jersey areas. For two years Mr. Alia was co-chair of the Black Organizational Leadership Development, an employee networking group in JPMorgan that works with firm’s leadership to strengthen the firm’s message, strategies and community outreach globally. Mr. Alia received a Bachelor of Arts in Accounting from Southeastern University and a Master’s of Business Administration (MBA) from Cornell University. We believe Mr. Alia’s qualifications to sit on the board of directors include his extensive industry experience and connection and networking abilities in the African communities and markets which further broaden and strengthen the board’s collective qualifications, skills, and experience.

Cameron E. Williams, 78, was appointed Director of the Company on June 2, 2023. Mr. Williams has over 40 years of financial and executive management experience. Since 2014, he has served as the principal of CEW Advisory Services, a consulting firm he founded which provides strategic planning and related services to the consumer lending industry. He previously founded CEW Solutions which provided fraud investigation services to insurance companies, law firms, and third-party administrators. From 2007 to 2009, Mr. Williams served as COO of Asta Funding, Inc., a publicly traded diversified financial services company where he was responsible for the sourcing and financial analysis of distressed consumer assets. From 1998 to 2007, Mr. Williams served as President of Popular Financial Holdings, an affiliate of Popular, Inc., a $36 billion banking organization. Mr. Williams began his career in the banking industry holding financial management positions with Security Pacific Financial Services, BankAmerica Financial, Inc., and Security Pacific Financial Services System, Inc. Mr. Williams earned a Bachelor’s in Accounting and completed graduate coursework at San Diego State University. We believe Mr. Williams’ extensive financial and executive management experience in a variety of industries strengthens the Board’s collective qualifications, skills, and experience.

Required Vote

Approval of this proposal requires the affirmative vote of a plurality of the shares of common stock present in person or by proxy and entitled to vote on this proposal at the Annual Meeting. This means that the five nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The board of directors recommends a vote FOR each of the director nominees.

Non-Director Executive Officers

The following sets forth information regarding our non-director executive officers:

Name	Age	Position

Cecilia Welch	65	Chief Financial Officer
Mira K. LaCous	63	Chief Technology Officer
James Sullivan	57	Senior Vice President of Strategy and Compliance, Chief Legal Officer

Cecilia C. Welch has served as the Chief Financial Officer of the Company since December 21, 2009. Ms. Welch joined the Company in 2007 as Corporate Controller. Prior to joining the Company, Ms. Welch has held senior financial management positions in various industries, including software and manufacturing. Ms. Welch has a bachelor’s degree in accounting from Franklin Pierce University.

Mira K. LaCous has served as Chief Technology Officer of the Company since March 13, 2014, as Senior Vice President of Technology & Development since 2012, and as our Vice President of Technology and Development since 2000. Ms. LaCous has over 35 years of product/project management, solution architecture, software development, team leadership and customer relations experience, with a background that includes successfully bringing numerous innovative products and technologies to market, including automated voice response systems, automated building control systems, software piracy protection, internet training materials and testing, WYSIWYG page layout and design software, image scanning/recognition software and systems, biometric security systems and algorithms, automated national ID systems using biometrics, and mobile applications with secure frameworks. Ms. LaCous earned a bachelor’s degree in Computer Science, with mathematics and physics from North Dakota State University.

James D. Sullivan has served as BIO-key’s Senior Vice President of Strategy and Compliance and BIO-key’s Chief Legal Officer since February 2020, as Senior Vice President of Strategy and Business Development from April 2012 through December 2018, and the dual role as Senior Vice President of Global Sales from August 2015 through December of 2016. Mr. Sullivan is a recognized expert in privacy, cybersecurity, and biometric authentication for workforce and consumer applications. During his twenty years with the Company, Mr. Sullivan has directly worked with dozens of the Company’s customers, including AT&T, Israel Defense Forces, LexisNexis, NCR and Omnicell, as well as large-scale biometric-centered identity management projects that interface daily with millions of corporate and consumer users. Mr. Sullivan earned a Juris Doctor with Honors from Georgia State University College of Law, is a member of the Georgia Bar, and enrolled to practice before the IRS. Mr. Sullivan has an undergraduate degree in Computer Science from Brown University and has over 26 years of experience in IT projects and implementation, including directly working with security and identity management solutions at the Company, Computer Associates, Platinum Technology, and Memco Software.

CORPORATE GOVERNANCE

Director Independence

As required under the Nasdaq Marketplace Rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board considered certain relationships between our directors and us when determining each director’s status as an “independent director” under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Based upon such definition and SEC regulations, we have determined that Robert Michel, Emmanuel Alia, and Cameron Williams, are “independent” under Nasdaq standards.

Board Leadership Structure and Role in Risk Oversight

We do not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as our board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board has determined that having our Chief Executive Officer serve as Chairman is in the best interest of our stockholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and our industry, as well as fostering greater communication between our management and the board. We do not have a lead independent director at this time.

Our corporate governance guidelines provide that the board of directors is responsible for reviewing the process for assessing the major risks facing us and the options for their mitigation. This responsibility is largely satisfied by our audit committee, which is responsible for reviewing and discussing with management and our independent registered public accounting firm our major risk exposures and the policies management has implemented to monitor such exposures, including our financial risk exposures and risk management policies.

Committees of the Board of Directors

Audit Committee

Our audit committee is comprised of Cameron Williams (Chair), Robert J. Michel, and Emmanuel Alia each of whom meets the independence standards for purposes of serving on an audit committee established by Nasdaq and under the Exchange Act. Our audit committee (i) assists the board of directors in its oversight of the integrity of our financial statements, compliance with legal and regulatory requirements, and corporate policies and controls, (ii) has the sole authority to retain and terminate our independent registered public accounting firm, approve all auditing services and related fees and the terms thereof, and pre-approve any non-audit services to be rendered by our independent registered public accounting firm, and (iii) is responsible for confirming the independence and objectivity of our independent registered public accounting firm. Our independent registered public accounting firm has unrestricted access to our audit committee. Our board of directors has determined that Robert J. Michel qualifies as an “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K.

Our audit committee operates under a written charter that is reviewed annually. The charter is available on our website at www.bio-key.com. The audit committee held four meetings during the year ended December 31, 2024.

Compensation Committee

Our compensation committee is comprised of Cameron Williams (Chair) and Robert Michel, both of whom meet the independence standards established by Nasdaq and under the Exchange Act. The compensation committee’s duties include overseeing our overall compensation philosophy, policies and programs. This includes reviewing and analyzing the design and function of our various compensation components, establishing salaries, incentives and other forms of compensation for officers and non-employee directors, and administering our equity incentive plan. In fulfilling its responsibilities, the compensation committee has the authority to delegate any or all of its responsibilities to a subcommittee of the compensation committee.

Our compensation committee operates under a written charter that is reviewed annually. The charter is available on our website at www.bio-key.com. The compensation committee held one meeting during the year ended December 31, 2024.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is comprised of Emmanuel Alia (Chair) and Cameron E. Williams, each of whom meet the independence standards established by Nasdaq and under the Exchange Act. The nominating and corporate governance committee is responsible for making recommendations to the board of directors regarding candidates for directorships and the size and composition of the board. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters.

Our nominating and corporate governance committee operates under a written charter that is reviewed annually. The charter is available on our website at www.bio-key.com. The nominating and corporate governance committee held one meeting during the year ended December 31, 2024.

Considerations in Evaluating Director Nominees

In selecting nominees for director, without regard to the source of the recommendation, our nominating and corporate governance uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee may consider, among other things, the current size and composition of our board of directors, the needs of our board of directors, and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee may consider include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, leadership skills, potential conflicts of interest, and other commitments. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. In addition, our nominating and corporate governance committee considers all applicable statutory and regulatory requirements and the requirements of any exchange upon which our common stock is listed or to which it may apply in the foreseeable future.

Although our board of directors does not maintain a specific policy with respect to board diversity, we believe that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences in reviewing candidates for nomination to the board of directors. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.

Hedging and Pledging Policy

To prevent speculation in our equity securities, employees, officers, and directors of the Company are prohibited from engaging in transactions in options, puts, calls or similar instruments involving our common stock. No form of hedging transaction is specifically permitted under the policy. Employees, officers, and directors may not hold shares of our common stock in a margin account at any time and are prohibited from pledging shares of our common stock while in possession of material non-public information.

Stockholder Recommendations for Nominations to the Board of Directors

Our nominating and corporate governance committee will consider director candidates recommended by stockholders so long as such recommendations comply with our certificate of incorporation, our bylaws, and applicable laws, rules and regulations, including those promulgated by the SEC. The nominating and corporate governance committee will evaluate such recommendations in accordance with our charter, bylaws, policies and procedures for director candidates, and the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing. Such recommendations must include information about the candidate, evidence of the recommending stockholder’s ownership of our common stock, and written consent from the candidate confirming willingness to serve on our board of directors, if elected. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

Director Attendance

During 2024, the board of directors held seven meetings. Each of our directors attended at least 75% of all meetings of the board of directors and any committees on which such director as a member.

Although we do not have a specific director attendance policy, directors are encouraged to attend the annual meetings of stockholders. Last year, one director attended our annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Our Code of Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules, and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the code. We intend to disclose amendments or waivers of the Code of Ethics on our website within four business days. Any person may obtain a copy of our Code of Ethics free of charge by sending a written request for such to the attention of the Chief Financial Officer of the Company, 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, among other insiders. We believe our Insider Trading Policy is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and the Nasdaq Listing Rules. Our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Standstill Agreement with Principal Stockholders

Pursuant to separate securities purchase agreements dated October 29, 2015 and November 11, 2015 with Wong Kwok Fong (Kelvin), we issued and sold shares of series A-1 stock to Kelvin which were subsequently converted into shares of our common stock. The forgoing agreements contain a standstill provision which prohibits Kelvin either alone or together with any other person, from acquiring additional shares of our common stock or any of our assets, soliciting proxies, or seeking representation on our board of directors. Kelvin is the Co-Chairman of the board of directors and an executive officer.

2023 Public Securities Offering

On October 31, 2023, we completed a public offering of shares of common stock and warrants resulting in net proceeds of approximately $3.3 million, after deducting placement agent fees and estimated offering expenses. Units comprised of shares of common stock and warrants to purchase common stock were purchased at a per unit price of $3.15, and warrants have an exercise price of $3.15. Michael W. DePasquale, our Chairman of the Board of Directors and Chief Executive Officer, James D. Sullivan, our Vice President of Strategy and Compliance, Chief Legal Officer, and Mr. Sullivan’s spouse each participated in the public offering. Mr. DePasquale purchased 9,167 shares of common stock and a warrant to purchase 9,167 shares of common stock for a total purchase price of $28,875. Mr. Sullivan purchased 12,667 shares of common stock and a warrant to purchase 12,667 shares of common stock for a total purchase price of $39,000, and his spouse purchased 3,173 shares of common stock and a warrant to purchase 3,173 shares of common stock for a total purchase price of $9,993.

Collaboration with Fiber Food Systems, Inc.

On November 27, 2024, we entered into a securities purchase agreement with Fiber Food Systems, Inc. (“Fiber Food”) pursuant to which we purchased from Fiber Food 5,000,000 shares (the “Boumarang Shares”) of common stock of Boumarang, Inc., an early-stage private technology company developing sustainable long-range drone technology for commercial applications, in exchange for 595,000 shares of the Company’s common stock. As a result of the forgoing transaction, Fiber Food become the beneficial owner of in excess of 5% of the Company’s outstanding shares of common stock. The purchase agreement with Fiber Food contemplates collaboration between the parties regarding potential strategic and commercial transactions, including acquiring assets or equity interests in other operating companies, integrating our identity access management solutions into Fiber Food’s offerings, and introducing us to its customers, affiliates and business contacts who are potential users of our solutions, in each case pursuant to future definitive agreements on terms to be negotiated by the parties. In the event that at any time during the nine-month period after the closing of the transaction we value the Boumarang Shares at less than $5,000,000 on our balance sheet, we have the right to cause Fiber Food to repurchase the Boumarang Shares from us in exchange for the return of the shares of Company common stock issued in exchange for the Boumarang Shares. As of the date of this proxy statement, we have engaged in discussions with Fiber Food and Boumarang regarding the contemplated collaboration but no definitive agreements have been executed. The purchase agreement also contains a standstill which prohibits the Company, Fiber Food, Boomerang and their respective affiliates and representatives for a period of two years, from, among other things, initiating any business combination, restructuring, tender offer, proposal to seek representation on the board of directors, or any proxy solicitation, instigating, encouraging or assisting any third party from doing any of the forgoing, or acquiring any debt or equity securities of any other party.

EXECUTIVE COMPENSATION

The following table sets forth a summary of the compensation paid to or accrued by our chief executive officer and the two most highly compensated executive officers other than our chief executive officer, for the fiscal years ended December 31, 2024 and 2023:

SUMMARY COMPENSATION TABLE

			Stock	All Other
Name and Principal		Salary	Awards	Compensation		Total
Position	Year	($)	($) (1)	($) (2)		($)

Michael W. DePasquale	2024	285,000	24,000	491		309,491
Chief Executive Officer	2023	271,250	19,250	1,027		291,527

Cecilia C. Welch	2024	199,500	22,500	⸺		222,000
Chief Financial Officer	2023	189,875	16,500	1,320		207,695

James D. Sullivan	2024	223,250	22,500	79,429	(3)	325,179
Chief Legal Officer	2023	212,479	16,500	6,433	(4)	235,412

(1)

The aggregate grant date fair value of the restricted shares is calculated by the multiplying the quantity of shares issued by the closing trading price of the shares on the date of issuance calculated under FASB ASC 718.

(2)	Consists of life insurance premiums paid by the Company except as otherwise noted.

(3)	Consists of $78,632 of sales commissions and $797 of life insurance premiums paid by the Company.

(4)	Consists of $5,102 of sales commissions and $1,331 of life insurance premiums paid by the Company.

Narrative Disclosure to Summary Compensation Table

Compensation for our executives is comprised of three main components: base salary, annual performance-based cash bonus, and long-term equity awards. We do not target a specific weighting of these three components or use a prescribed formula to establish pay levels. Rather, the board of directors and compensation committee considers changes in the business, external market factors and our financial position each year when determining pay levels and allocating between long-term and current compensation for the named executive officers.

Cash compensation is comprised of base salary and an annual performance-based cash bonus opportunity. The compensation committee generally seeks to set a named executive officer’s targeted total cash compensation opportunity within a range that is the average of the applicable peer company and/or general industry compensation survey data, adjusted as appropriate for individual performance and internal pay equity and labor market conditions.

In setting cash compensation levels, we favor a balance in which base salaries are generally targeted at slightly below the peer average and a bonus opportunity that is targeted at slightly above the average. Effective July 1, 2024, we restored the 2023 based compensation of Mr. DePasquale, Mr. Sullivan and Ms. Welch. Effective January 16, 2023, we decreased the base compensation of Mr. DePasquale, Mr. Sullivan and Ms. Welch as part of the revised budget for the year.

Performance-based bonuses have historically been based upon the achievement of certain revenue milestones established by the compensation committee. The committee believes that this higher emphasis on performance-based cash bonuses places an appropriate linkage between a named executive officer’s pay, his or her individual performance, and the achievement of specific business goals by placing a higher proportion of annual cash compensation at risk, thereby aligning executive opportunity with the interests of stockholders.

We also include an equity component as part of our compensation package because we believe that equity-based compensation aligns the long-term interests of our named executive officers with those of stockholders. In 2024 and 2023, we issued restricted stock awards to each of our named executive officers in recognition of the revenue growth of the Company in 2023 and revenue growth of the Company in 2022 and successful integration of Swivel Secure, respectively.

These cash and equity compensation components of pay are supplemented by various benefit plans that provide health, life, accident, disability and severance benefits, most of which are the same as the benefits provided to all of our US based employees.

Employment Agreements

On March 26, 2010, we entered into an employment agreement, effective as of March 25, 2010, with Michael W. DePasquale to serve as our Chief Executive Officer until March 24, 2011. The agreement automatically renews for subsequent one-year terms, unless the employment relationship is terminated by either party, or modified in accordance with the terms and conditions of the agreement. Since 2018, Mr. DePasquale’s annual base salary has been $275,000, subject to adjustment by the compensation committee. In addition to the base salary, a “Performance Bonus” may be awarded to Mr. DePasquale on the basis of the Company achieving certain corporate and strategic performance goals, as determined by the compensation committee in its sole discretion. The employment agreement contains standard and customary confidentiality, non-solicitation and “work made for hire” provisions as well as a covenant not to compete which prohibits Mr. DePasquale from doing business with any current or prospective customer of the Company or engaging in a business competitive with that of the Company during the term of his employment and for the one-year period thereafter. This agreement also contains a number of termination and change in control provisions as described under the captions “Termination Arrangements” and “Change in Control Arrangements” below.

On April 5, 2017, we entered into an employment agreement with James Sullivan. The agreement automatically renews for subsequent one-year terms, unless terminated by the Company upon at least two months prior written notice which is treated as termination without cause. Since 2021, Mr. Sullivan’s annual base salary has been $225,000, subject to adjustment by the compensation committee. The agreement contains standard and customary confidentiality, technical invention provisions as well as non-competition and non-solicitation covenants which prohibit Mr. Sullivan from doing business with any current or prospective customer of the Company or engaging in any business competitive with that of the Company during the term or his employment and for the one-year period thereafter. The agreement also contains a number of termination provisions as described under the caption “Termination Arrangements” below.

On May 15, 2013, we entered into an employment agreement with Cecilia Welch to serve as the Chief Financial Officer of the Company until May 2014. The agreement automatically renews for subsequent one-year terms, unless the employment relationship is terminated by either party, or modified in accordance with the terms and conditions of the agreement. The employment agreement contains standard and customary confidentiality, technical invention provisions, as well as a covenant not to compete, which prohibits Ms. Welch from doing business with any current or prospective customer of the Company or engaging in a business competitive with that of the Company during the term of her employment and for the one-year period thereafter. This agreement also contains a number of termination provisions as described in “Termination Arrangements” and “Change in Control Arrangements” below.

Stock Option Grants and Restricted Stock Awards

In the event of any change in the outstanding shares of our common stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the board deems to be similar circumstances, the number and kind of shares subject to outstanding options and restricted stock awards, and the exercise price of such options shall be appropriately adjusted. Restricted Furthermore, option agreements and restricted stock award agreements contain change of control provisions as described under the caption “Change in Control Provisions” below.

Outstanding Equity Awards at December 31, 2024

The following table sets forth for each named executive officer, information regarding outstanding equity awards as at December 31, 2024.

	Option Awards			Stock Awards
					Market value
	Number of			Number of	of
	securities			shares or	shares of
	underlying			units	units of
	unexercised	Option		of stock that	stock that
	options	exercise	Option	have not	have not
	exercisable	price	expiration	vested	vested
Name	(#)	($)	date	(#)	($)(1)

Michael W. DePasquale	232	282.24	3/23/2025	25,946	77,838
	232	169.92	3/21/2026	⸺	⸺

Cecilia C. Welch	174	282.24	3/23/2025	24,166	72,498
	174	169.92	3/21/2026	⸺	⸺

James D. Sullivan	174	282.24	3/23/2025	24,166	72,498
	174	169.92	3/21/2026	⸺	⸺

(1)	Calculated based on the closing market price of the Company’s common stock on December 31, 2024 of $1.71 per share.

(2)	24,000 shares vest in three equal annual installments commencing July 31, 2025. 1,945 shares vest in two equal annual installments commencing August 29, 2025.

(3)	22,500 shares vest in three equal annual installments commencing July 31, 2025. 1,667 shares vest in two equal annual installments commencing August 29, 2025.

(4)	22,500 shares vest in three equal annual installments commencing July 31, 2025. 1,667 shares vest in two equal annual installments commencing August 29, 2025.

Narrative Disclosure to Outstanding Equity Awards at Fiscal Year End Table

The following are the material terms of each agreement, contract, plan or arrangement that provide for payments to one or more of our named executive officers at, following or pursuant to their resignation, retirement or termination, or in connection with a change in control of the Company.

Termination Arrangements

We may terminate our employment agreement with Mr. DePasquale at any time with or without cause. In the event of termination by us without cause, we will continue to pay Mr. DePasquale his then current base salary for the greater of nine months from the date of such termination or the number of months remaining until the end of the term of the agreement.

We may terminate our employment agreement with Mr. Sullivan at any time with or without cause. In the event of termination by us without cause, we will continue to pay Mr. Sullivan his then current base salary, plus earned commissions, for the greater of six months from the date of such termination or the number of months remaining until the end of the term of the agreement.

We may terminate our employment agreement with Ms. Welch at any time with or without cause. In the event of termination by us without cause, we will continue to pay Ms. Welch her then current base salary for the greater of six months from the date of such termination or the number of months remaining until the end of the term of the Agreement.

Change in Control Provisions

Our 2015 Equity Incentive Plan (the “2015 plan”) provides for the acceleration of vesting of unvested options and termination of any restriction or forfeiture provisions applicable to restricted stock awards upon a “Change in Control” of the Company. A Change in Control is defined in the 2015 plan to include (i) a sale or transfer of substantially all of the Company’s assets; (ii) the dissolution or liquidation of the Company; (iii) a merger or consolidation to which the Company is a party and after which the prior stockholders of the Company hold less than 50% of the combined voting power of the surviving corporation’s outstanding securities; (iv) the incumbent directors cease to constitute at least a majority of the board of directors; or (v) a change in control of the Company which would otherwise be reportable under Section 13 or 15(d) of the Exchange Act. In the event of a “Change In Control” the 2015 plan provides for the immediate vesting of all options issued thereunder and termination of all forfeiture provisions applicable to restricted stock award issued thereunder. Options issued to executive officers outside of the 2015 plan contain change in control provisions substantially similar to those contained in the 2015 plan.

Our 2023 Stock Incentive Plan (the “2023 plan”) provides for the board of directors or the compensation committee, as applicable, to accelerate the of vesting of unvested options and termination of any restriction or forfeiture provisions applicable to restricted stock awards upon a “Change in Control” of the Company. A Change in Control is defined in the 2023 plan to include (i) a sale or transfer of substantially all of the Company’s assets; (ii) a merger or consolidation to which the Company is a party and after which the prior stockholders of the Company hold less than 50% of the combined voting power of the surviving corporation’s outstanding securities; (iii) the incumbent directors cease to constitute at least a majority of the board of directors; (iv) any person becomes directly or indirectly the beneficial owner of 40% of the combined voting power of our outstanding securities; or (v) a change in control of the Company which would otherwise be reportable under Section 13 or 15(d) of the Exchange Act.

Our employment agreement with Mr. DePasquale contains a change in control provision that is triggered if Mr. DePasquale is not offered continued employment with us or any successor, or within five years following such Change of Control, we or any successor terminate Mr. DePasquale’s employment without cause. If this occurs, then we will pay Mr. DePasquale his base salary and benefits earned but unpaid through the date of termination, and any prorated bonus earned during the then current bonus year, plus two times his then current base salary.

Pay Versus Performance

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of SEC Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our named executive officers (“NEOs”), within the meaning of such rules, and certain financial performance measures of our Company. The table below provides information regarding compensation actually paid to our CEO, our principal executive officer (“PEO”), and average compensation actually paid to our other non-PEO NEOs during each of the past three fiscal years, as well as total stockholder return and net income (loss) for each of the past three fiscal years.

Year	Summary Compensation Table Total for PEO(1)(2) ($)	Compensation Actually Paid to PEO(1)(3)(4) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(5) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(6)(7) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(8) ($)	Net Loss(9) ($)
2024	309,491	277,097	273,589	242,535	4.29	4,300,692
2023	291,527	261,326	221,553	195,430	7.53	8,521,837
2022	372,080	254,494	336,208	283,723	26.43	11,909,903

(1)

NEOs included in these columns reflect the following:

●PEO (2024, 2023 and 2022): Michael W. DePasquale

●Non-PEO NEOs (2024 and 2023): Cecilia C. Welch and James D. Sullivan

●Non-PEO NEOs (2022): Mira K. LaCous and James D. Sullivan

(2)	Amounts reported represent the Summary Compensation Table total for our CEO for each of the years presented.

(3)

Amounts reported represent compensation actually paid to our CEO for each of the years presented. The dollar amounts in this column do not reflect the actual amount of compensation earned by or paid to our CEO during the applicable year.

(4)	Compensation actually paid to our PEO consists of the following amounts deducted from or added to the Summary Compensation Table total for our CEO for each of the years presented:

Michael W. DePasquale
Summary Compensation Table Total for 2024	$309,491
Deduct: Stock awards(a)	24,000
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(b)	27,360
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(c)	(6,462)
Add: Change in fair value of equity awards granted in prior years that vested during the year(d)	(29,292)
Compensation Actually Paid for 2024	277,097

Summary Compensation Table Total for 2023	$291,527
Deduct: Stock awards(a)	19,250
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(b)	5,835
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(c)	(8,356)
Add: Change in fair value of equity awards granted in prior years that vested during the year(d)	(8,430)
Compensation Actually Paid for 2023	261,326

Summary Compensation Table Total for 2022	$372,080
Deduct: Stock awards(a)	75,250
Add: Year-end value of equity awards granted during the year that are outstanding and unvested(b)	20,479
Add: Change in fair value of equity awards granted in prior years that are outstanding and unvested(c)	(58,378)
Add: Change in fair value of equity awards granted in prior years that vested during the year(d)	(4,436)
Compensation Actually Paid for 2022	254,494

(a)	Represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	Represents the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(c)

Represents the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(d)	Represents the amount of change in fair value as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the fair value as of the vesting date; and (iv) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year). Adjustments as provided in clause (iii) are inapplicable for all of the years presented in the table.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of restricted stock awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by Nasdaq.

(5)

Average Summary Compensation Table total for non-PEO NEOs reflects the average Summary Compensation Table total for Cecilia C. Welch and James D. Sullivan for 2024 and 2023 and for Mira K. LaCous and James D. Sullivan for 2022.

(6)

Amounts represent the average compensation actually paid to the non-PEO NEOs for each of the years presented. The dollar amounts in this column do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs during the applicable year.

(7)

Average compensation actually paid to non-PEO NEOs reflects the average compensation actually paid to Cecilia C. Welch and James D. Sullivan for 2024 and 2023 and to Mira K. LaCous and James D. Sullivan for 2022 and consists of the following average amounts deducted from and added to the average Summary Compensation Table total for the non-PEO NEOs for each of the years presented:

Average Non- PEO NEOs
Average Summary Compensation Table Total for 2024	$273,589
Deduct: Average stock awards(a)	22,500
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(b)	25,650
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(c)	(9,099)
Add: Average change in fair value of equity awards granted in prior years that vested during the year(d)	(25,105)
Average Compensation Actually Paid for 2024	242,535

Average Summary Compensation Table Total for 2023	$221,553
Deduct: Average stock awards(a)	16,500
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(b)	5,001
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(c)	(7,275)
Add: Average change in fair value of equity awards granted in prior years that vested during the year(d)	(7,349)
Average Compensation Actually Paid for 2023	195,430

Average Summary Compensation Table Total for 2022	$336,208
Deduct: Average stock awards(a)	40,313
Add: Average year-end value of equity awards granted during the year that are outstanding and unvested(b)	23,587
Add: Average change in fair value of equity awards granted in prior years that are outstanding and unvested(c)	(32,299)
Add: Average change in fair value of equity awards granted in prior years that vested during the year(d)	(3,461)
Average Compensation Actually Paid for 2022	283,723

(a)	Represents the average of the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.

(b)	Represents the average of the year-end value of equity awards granted during the applicable year that are outstanding and unvested as of the end of such applicable year.

(c)

Represents the average of the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year.

(d)

Represents the average of the amount of change in fair value as of the vesting date (from the end of the prior fiscal year) of any equity awards granted in prior years that vested during the applicable year.

Since we do not have a pension plan, all of the foregoing adjustments are equity award adjustments for each applicable year and include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of such applicable year; (ii) the amount of change in fair value as of the end of the applicable year (from the end of the prior fiscal year) of any equity awards granted in prior years that are outstanding and unvested as of the end of such applicable year; (iii) for equity awards that are granted and vest in the same applicable year, the fair value as of the vesting date; and (iv) for equity awards granted in prior years that vest in the applicable year, the amount equal to the change in fair value as of the vesting date (from the end of the prior fiscal year). Adjustments as provided in clause (iii) are inapplicable for all of the years presented in the table.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The value of restricted stock awards is based on the fair value as of the end of the covered year or change in fair value during the covered year, in each case based on the closing sale price of our common stock, as reported by Nasdaq.

(8)

The total shareholder return is calculated by the difference between our common stock price at the end of the three-year measurement period by our stock price at the beginning of the measurement period. Because we do not pay any dividends, our total stockholder return does not assume the reinvestment of dividends.

(9)	Amounts reported represent the amount of net loss reflected in our audited consolidated financial statements for the applicable year and is presented in thousands.

Pay Versus Performance Relationship

In accordance with Item 402(v) of SEC Regulation S-K, we are providing the following narrative of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Company TSR. The amount of compensation actually paid to our PEO and Non-PEO NEOs was not aligned with TSR over the three years presented in the table. This misalignment was due in part to increases in salary during the years presented, which increases are not tied to the performance of our common stock.

Compensation Actually Paid and Net Loss. The amount of compensation actually paid to our PEO is aligned with our net loss over the three years presented in the table, while the amount paid to our Non-PEO NEOs is not aligned with our net loss over the three years presented in the table. This is because equity constitutes a greater portion of the mix of compensation actually paid to our PEO than our Non-PEO NEOs.

Action to Recover Erroneously Awarded Compensation

In preparing our year-end 2023 consolidated financial statements, we determined that certain errors were made which required the restatement of our previously issued financial statements for the interim periods occurring within the year ended December 31, 2023. These errors resulted in the overstatement of accounts receivable and revenue, understatements of certain allowances for accounts receivable and certain reserves for inventory, and an understatement of net loss and total stockholders’ equity. This restatement is reflected in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on June 5, 2024 and amended on June 20, 2024.

Our executive officers did not receive any incentive-based compensation in 2023 that was subject to recovery. Accordingly, no recovery was required or sought from any of our executive officers under our Clawback Policy, which is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

During 2024, we did not grant any stock options as part of our equity compensation program. If stock options are granted in the future, we intend to not grant stock options or similar awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and not time the public release of such information based on stock option grant dates.

DIRECTOR COMPENSATION

The following table sets forth for each director, information regarding their compensation for the year ended December 31, 2024:

	Fees earned or paid in cash	Stock Awards	Total
Name (1)	($)	($) (2)	($)

Robert J. Michel (3)	6,000	7,002	13,002
Emmanuel Alia (4)	6,000	6,002	12,002
Cameron Williams (5)	6,000	7,002	13,002

(1)	Mr. DePasquale and Kelvin Wong have been omitted from the above table because they do not receive any additional compensation for serving on our board of directors.

(2)	The aggregate fair value of the common stock issued was calculated based on the closing price of our common stock on the date of issuance in accordance with FASB ASC 718.

(3)	At December 31, 2024, Mr. Michel held options to purchase 36 shares of common stock and held 6,365 shares of restricted common stock.

(4)	At December 31, 2024, Mr. Alia held options to purchase 18 shares of common stock and held 6,365 shares of restricted common stock.

(5)	At December 31, 2024, Mr. Williams held 6,365 shares of restricted common stock.

Narrative Disclosure to Director Compensation Table

During 2024, we had a policy to pay each non-employee director $3,000 per regular board meeting, and $1,000 per board committee meeting attended. Fees for attendance at regular board meetings held during each fiscal year are paid through the issuance of common stock or, at the option of the director, cash. No additional fees were paid for special meetings. All of our directors elected to receive payment in cash for the second and third regular board meetings in 2024. Compensation for all other regular board and board committee meetings was paid in stock. All directors will be indemnified by us for actions associated with being a director to the fullest extent permitted under Delaware law. We reimburse each of our non-employee directors for their reasonable expenses incurred in connection with attending meetings of the board of directors and related committees.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF BUSH & ASSOCIATES CPA LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

General

The audit committee has appointed Bush & Associates CPA LLC (“Bush & Associates”) to audit and report on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2025. Bush & Associates has served as our independent registered public accounting firm since April 2024.

The board of directors is submitting the selection of Bush & Associates for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but our board of directors and the audit committee believe the submission provides an opportunity for stockholders through their vote to communicate with the board and the audit committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Bush & Associates, the audit committee will reconsider, but will not be required to rescind, the selection of that firm as our independent registered public accounting firm. The audit committee has the authority and responsibility to retain, evaluate and replace our independent registered public accounting firm. The stockholders’ ratification of the appointment of Bush & Associates does not limit the authority of the audit committee to change our independent registered public accounting firm, as it deems necessary or appropriate, at any time.

Representatives of Bush & Associates will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting.

Change in Independent Registered Public Accounting Firm

As previously disclosed, on April 24, 2024, the audit committee approved the engagement of Bush & Associates as the Company’s independent registered public accounting firm and on April 23, 2024, dismissed Marcum LLP (“Marcum”), as the Company’s independent registered public accounting firm.

Marcum was retained to serve as the Company’s independent registered public accounting firm on July 20, 2022. The audit report of Marcum on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that the report included an explanatory paragraph raising substantial doubt about the Company’s ability to continue as a going concern. Marcum did not audit the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2021.

During the two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through April 23, 2024, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its report on the Company’s consolidated financial statements for the year ended December 31, 2022, and (ii) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K except that: (A) as previously reported in Item 9A of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, the Company reported a material weakness in its internal control over financial reporting for the fiscal year ended December 31, 2022, relating to Company’s review and control procedures over the income tax provision in the Company’s financial statement which were not operating at a level of precision to prevent or detect a potential material misstatement in the Company’s consolidated financial statements and a lack of control over the Company’s foreign subsidiaries with respect to the filing of required tax returns on a timely basis; and (B) as previously reported in the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 22, 2024, the Company concluded on April 16, 2023 that its previously issued consolidated financial statements for the three months ended March 31, 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023 included in the Company’s previously filed Quarterly Reports on Form 10-Q for such periods should no longer be relied upon. These reportable events were discussed among the audit committee and Marcum. Marcum has been authorized by the Company to respond fully to the inquiries of Bush & Associates concerning these reportable events.

The Company previously disclosed this information in its Current Report on Form 8-K filed with the SEC on April 30, 2024, provided Marcum with a copy of the disclosures, and requested that Marcum furnish it with a letter addressed to the SEC stating whether or not it agrees with the Company’s statements therein. A copy of the letter dated April 29, 2024 was filed as an exhibit to such Form 8-K.

During the two most recent fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through April 24, 2024, neither the Company, nor anyone on its behalf, consulted Bush & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Bush &Associates that Bush & Associates concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Audit and Non-Audit Fees

The following table shows fees for professional services and audit fees billed to us by Bush & Associates for the audit of our annual consolidated financial statements for the years ended December 31, 2024 and 2023 and for review of our financial statements included in our quarterly reports in 2024. The following table also shows fees for professional services and audit fees billed to us by Marcum LLC for review of our financial statements included in our quarterly reports in 2023, services in connection with the audit of our financial statements for the year ended December 31, 2023, and for providing various consents in 2023 and 2024:

	2024	2023

Audit Fees	$105,000	$280,000
Audit-Related Fees	65,802	73,151
Tax Fees	⸺	17,000
Other Fees	⸺	⸺
Total Fees	$170,802	$370,151

Audit Fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by our auditors in connection with statutory and regulatory filings or engagements.

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and which are not reported under audit fees. These fees relate primarily to services provided in connection with registration of securities and review of documents filed with the SEC.

Tax Fees consist of fees billed for professional services for tax compliance assistance rendered during the fiscal year.

Audit Committee Pre-Approval Procedures

The audit committee approves the engagement of our independent auditors to render audit and non-audit services before they are engaged. All of the fees for 2024 and 2023 shown above were pre-approved by the audit committee.

The audit committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the audit committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.

Our audit committee will not approve engagements of our independent registered public accounting firm to perform non-audit services for us if doing so will cause our independent registered public accounting firm to cease to be independent within the meaning of applicable SEC rules. In addition, our audit committee considers, among other things, whether our independent registered public accounting firm is able to provide the required services in a more or less effective and efficient manner than other available service providers.

Required Vote

Approval of Proposal 2 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal. We do not expect any broker non-votes in connection with this proposal.

The board of directors recommends a vote FOR the proposal to ratify the selection of Bush & Associates CPA LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

REPORT OF THE AUDIT COMMITTEE

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

Our management is responsible for the preparation, presentation and integrity of our financial statements for the appropriateness of the accounting principles and reporting policies that we use, and for establishing and maintaining adequate internal control over financial reporting. Bush & Associates, our independent registered public accounting firm for 2024, was responsible for performing an independent audit of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

In connection with the preparation of our audited financial statements for the year ended December 31, 2024, the audit committee:

●	reviewed and discussed the audited financial statements with management;
●

discussed with Bush & Associates, our independent registered public accounting firm, the matters required to be discussed under applicable standards of the of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

●

received the written disclosures and the letter from Bush & Associates, our independent registered public accounting firm, required by the applicable requirements of the PCAOB regarding Bush & Associates’ communications with the audit committee concerning independence, discussed with Bush & Associates its independence, and satisfied itself as to their independence.

Based upon the review and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Form 10-K for filing with the SEC.

THE AUDIT COMMITTEE

Carmeron E. Williams (Chairman)
Emmanuel Alia

Robert Michel

PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

General

In accordance with Section 14A of the Exchange Act and Rule 14a-21(a) promulgated thereunder, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers, commonly known as a “Say-on-Pay”, as disclosed in this proxy statement in accordance with the standards established under Item 402 of Regulation S-K under the Exchange Act. However, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us, our board of directors, or any of our board committees.

Although the vote is non-binding, our board of directors and the compensation committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions affecting our executive officers.

We design our executive compensation program to implement our core objectives of attracting and retaining superior executive talent, motivating and rewarding executives whose knowledge, skills and performance are critical to our business, ensuring executive compensation is aligned with our corporate strategies and business objectives, and aligning executives’ incentives with the creation of stockholder value.

Resolution

Our stockholders are being asked to approve by advisory vote the following resolution relating to the compensation of our named executive officers as described in this proxy statement:

“RESOLVED that the Company’s stockholders hereby approve the compensation paid to the Company’s executive officers named in the Summary Compensation Table of this proxy statement, as that compensation is disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the various compensation tables and the accompanying narrative discussion included in this proxy statement.”

The vote on this resolution is not intended to address any specific element of compensation; rather the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Next Say-On-Pay Vote

At our 2024 Annual Meeting of Stockholders, the Company submitted to stockholders a frequency of say-on-pay vote, recommending that a say-on-pay proposal be submitted annually. Our stockholders voted in favor of an annual say-on-pay vote. Accordingly, stockholders are being provided with a say-on-pay vote at this year’s Annual Meeting. The next say-on-pay vote will occur at our 2026 Annual Meeting of Stockholders.

Required Vote

Approval of Proposal 3 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy and entitled to vote on this proposal at the Annual Meeting. As a result, abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal.

The board of directors recommends an advisory vote FOR the resolution to approve the executive compensation as disclosed in this proxy statement.

PROPOSAL 4: AMENDMENT TO THE BIO-KEY INTERNATIONAL, INC. 2023 STOCK INCENTIVE PLAN

Background and Proposed Amendment

On June 18, 2025, the board of directors, upon recommendation of the compensation committee, approved an amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan (referred to in this section as the “2023 plan” or the “plan”), subject to approval by our stockholders, to increase the number of shares available for issuance by an additional 700,000 shares. We refer to this amendment as the “plan amendment” or “amended plan” and the revised plan incorporating the plan amendment as the “amended plan” throughout this proxy statement.

Our continuing ability to offer equity incentive awards under the 2023 plan is critical to our ability to attract and retain qualified individuals to perform services, provide incentive compensation for such individuals in a form that is linked to the growth and profitability of our company and increases in stockholder value, and provide opportunities for equity participation that align the interests of recipients with those of our stockholders.

The board of directors is asking our stockholders to approve the amended plan in order to increase the number of shares available thereunder. If stockholders do not approve the plan amendment, then the current plan, as currently in effect, will remain in effect until it terminates in accordance with its terms.

Reasons Why You Should Vote in Favor of the Plan Amendment

The board of directors recommends a vote “FOR” the approval of the plan amendment because the board of directors believes the proposed plan amendment is in the best interests of the Company and its stockholders for the following reasons:

●

Retain the ability to provide equity-based compensation to our employees. As of June 20, 2025, there were only 85,497 shares of common stock available for issuance under the 2023 plan. Unless stockholders approve the plan amendment, we will have very limited ability to issue any form of equity-based compensation to our employees.

●

Aligns directors, employee and stockholder interests. We currently provide long-term incentives in the form of stock option grants and restricted stock to our non-employee directors, executive officers, and other key employees. We typically make grants to new employees upon commencement of employment. We believe that our stock-based compensation program helps align the interests of our directors, executive officers and other key employees with our stockholders. We believe that our long-term stock-based incentives help promote long-term retention of our employees and encourage ownership of our common stock. If the plan amendment is approved, we will be able to maintain our means of aligning the interests of our directors, executive officers and other key employees with the interests of our stockholders.

●

Attracts and retains talent. Talented, motivated and effective directors, executives and employees are essential to executing our business strategies. Stock-based and annual cash incentive compensation has been an important component of total compensation at the Company for many years because such compensation enables us to effectively recruit executives and other employees while encouraging them to act and think like owners of the Company. If the plan amendment is approved, we believe we will maintain our ability to offer competitive compensation packages to both retain our best performers and attract new talent.

●

Supports our pay-for-performance philosophy. We believe that stock-based compensation, by its very nature, is performance-based compensation. We use incentive compensation to help reinforce desired financial and other business results to our executives and to motivate them to make decisions to produce those results.

●

Protects stockholder interests and embraces sound stock-based compensation practices. As described in more detail below under “Summary of Sound Governance Features of the Amended Plan,” the amended plan includes a number of features that are consistent with the interests of our stockholders and sound corporate governance practices.

Summary of Sound Governance Features of the Amended Plan

The board of directors and compensation committee believe that the amended plan contains several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

✔	No automatic share replenishment or “evergreen” provision	✔	Members of the committee administering the plan are non-employee and independent directors
✔	Will not be excessively dilutive to our stockholders	✔	Stockholder approval is required for material revisions to the amended plan
✔	Limit on number of “full value” awards	✔	No “tax gross-ups”

✔	No liberal share counting or “recycling” of shares from exercised stock options, SARs or other stock-based awards	✔	Options, SARs and unvested performance awards are not entitled to dividend equivalent rights and no dividends will be paid on unvested awards
✔	No reload stock options or SARs	✔	Limits on non-employee director compensation
✔	No re-pricing of “underwater” stock options or SARs without stockholder approval	✔	Stock option and SAR exercise prices will not be lower than the fair market value on the grant date
✔	“Clawback” provisions

Background for Shares Authorized for Issuance

If the plan amendment is approved, the maximum number of shares of common stock reserved for issuance under the amended plan will be equal to the sum of 333,334 shares initially available under the plan plus 700,000 additional shares. As of June 20, 2025, 247,837 shares of common stock were subject to outstanding awards under the 2023 plan, and 85,497 shares of common stock remained available for issuance under the 2023 plan.

In determining the number of shares of common stock available under the amended plan, the board of directors and compensation committee considered a number of factors, which are discussed further below, including:

●	Shares currently available under the 2023 plan and total outstanding equity-based awards and how long the shares available are expected to last;
●	Historical equity award granting practices, including our three-year average share usage rate (commonly referred to as “burn rate”);
●	The number of outstanding shares of common stock; and
●	Potential dilution.

Shares Available and Outstanding Equity Awards

While the use of long-term incentives, in the form of equity awards, is an important part of our compensation program, we are mindful of our responsibility to our stockholders to exercise judgment in the granting of equity awards. In setting the number of shares of common stock available for issuance under the amended plan, the board of directors and compensation committee also considered shares remaining available under the 2023 plan and total outstanding equity awards and how long the shares available under the 2023 plan are expected to last. To facilitate approval of the plan amendment, set forth below under “—Potential Dilution” is certain information about our shares of common stock that may be issued under our equity compensation plans as of June 20, 2025.

Historical Equity Award Granting Practices

In setting the number of shares of common stock authorized for issuance under the amended plan, the board of directors and compensation committee also considered the historical number of equity awards granted under the 2023 plan and other equity compensation plans in each of the last three years. The following table sets forth information regarding awards granted and earned and the annual burn rate for each of the last three years. The only equity awards granted during the last three fiscal years were stock options and restricted stock awards.

	2024	2023	2022
Stock options granted	0	0	0
Restricted stock awards granted	178,963	13,487	14,875
Weighted average basic common shares outstanding during fiscal year	3,715,483	502,640	450,000
Burn rate	4.82%	2.68%	3.30%

The board of directors and compensation committee also considered our three-year average burn rate (2022 to 2024) of approximately 3.60%, which is lower than the industry thresholds established by certain major proxy advisory firms.

Based on historical and anticipated granting practices and the recent trading price of our common stock, we expect the additional shares authorized for issuance by the amended plan to cover awards for approximately three years. However, we cannot predict our future equity grant practices, the future price of our shares, or future hiring activity with any degree of certainty at this time, and the shares available for issuance under the amended plan could last for a shorter or longer time.

Potential Dilution

In setting the number of shares of common stock authorized for issuance under the amended plan, the board of directors and compensation committee also considered the potential dilution (often referred to as overhang) that would result by approval of the amended plan, including the policies of certain institutional investors and major proxy advisory firms. Potential dilution, or overhang, is as set forth in the table below, as of June 20, 2025, assuming approval of the amended plan.

Assuming Approval of Plan Amendment
Options Outstanding as of June 20, 2025	1,857
Weighted Average Exercise Price of Options Outstanding	$144.71
Weighted Average Remaining Term of Options Outstanding (in years)	1.23
Shares Underlying Restricted Stock Awards as of June 20, 2025	247,837
Total Equity Awards Outstanding(1)	249,694
Common Stock Outstanding as of June 20, 2025	6,848,775
Current Dilution as of June 20, 2025(2)	3.6%
Shares Remaining Available for Grant under the 2023 Plan as of June 20, 2025	85,497
Current Potential Dilution, or Overhang, Under the Amended Plan, as a Percentage of Common Stock Outstanding as of June 20, 2025(3)	4.9%
Shares Available for Future Grant Under the Amended Plan	785,497
Potential Dilution, or Overhang, Under the Amended Plan, as a Percentage of Common Stock Outstanding as of June 20, 2025 (4)	15.0%

(1)

Includes all awards outstanding under the 2015 plan and the 2023 plan. The only equity awards outstanding are stock options and restricted stock awards. No restricted stock units, performance stock units or other equity awards are outstanding.

(2)

Dilution consists of the number of shares subject to equity awards outstanding as of June 20, 2025 (249,694 shares) divided by the number of shares of common stock outstanding as of June 20, 2025 (6,848,775 shares).

(3)

Current potential dilution, or overhang, under our current equity plans consists of the number of shares subject to equity awards outstanding as of June 20, 2025 (249,694 shares) and the number of shares available for future grant under our current equity plans (85,497 shares) divided by the number of shares of common stock outstanding as of June 20, 2025 (6,848,775 shares).

(4)

Current potential dilution, or overhang, under the amended plan consists of the number of shares subject to equity awards outstanding as of June 20, 2025 (249,694 shares), the number of shares available for future grant under our current equity plans (85,497 shares), and the number of additional shares available for future grant under our current equity plans, assuming the plan amendment is approved (700,000 shares), divided by the number of shares of common stock outstanding as of June 20, 2025 (6,848,775 shares).

Summary of the Amended Plan Features

The major features of the amended plan are summarized below. Other than increasing the number of shares of common stock available for issuance, the amended plan is unchanged from the 2023 plan. The summary is qualified in its entirety by reference to the full text of the amended plan, a copy of which may be obtained from us. A copy of the amended plan also has been filed electronically with the Securities and Exchange Commission, or SEC, as Appendix A to this proxy statement, and is available through the SEC’s website at www.sec.gov.

Purpose. The purpose of the amended plan is to advance the interests of the Company and our stockholders by enabling us to attract and retain qualified individuals through opportunities for equity participation in the Company and to reward those individuals who contribute to the achievement of our economic objectives.

Eligibility. All employees (including officers and directors who are also employees), non-employee directors, consultants, advisors and independent contractors of the Company or any subsidiary will be eligible to receive incentive awards under the amended plan. As of June 20, 2025, 44 employees, three non-employee directors, and 11 consultants would have been eligible to participate in the amended plan had it been approved by our stockholders at such time.

Shares Available for Issuance. The maximum number of shares of our common stock reserved for issuance under the amended plan will be 1,033,334 shares.

Shares of our common stock that are issued under the amended plan or that are potentially issuable pursuant to outstanding incentive awards reduce the number of shares remaining available. All shares so subtracted from the amount available under the plan with respect to an incentive award that lapses, expires, is forfeited or for any reason is terminated, unexercised or unvested and any shares of our common stock that are subject to an incentive award that is settled or paid in cash or any other form other than shares of our common stock will automatically again become available for issuance under the amended plan. However, any shares not issued due to the exercise of an option by a “net exercise” or the tender or attestation as to ownership of previously acquired shares (as described below), as well as shares covered by a stock-settled stock appreciation right and shares withheld by us to satisfy any tax withholding obligations will not again become available for issuance under the amended plan. Any shares of our common stock that we repurchase on the open market using the proceeds from the exercise of an award under the amended plan will not increase the number of shares available for future grants of awards under the amended plan.

Non-Employee Director Compensation Limit. The amended plan provides that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, or any successor thereto) of awards granted to a non-employee director as compensation for services as a non-employee director during any fiscal year of the Company may not exceed $200,000 (increased to $300,000 with respect to any non-employee director serving as chair of the board of directors or lead independent director or in the fiscal year of a non-employee director’s initial service as a non-employee director). Any compensation that is deferred will count towards this limit for the year in which the compensation is first earned, and not a later year of settlement.

Grant Limits. Under the terms of the amended plan:

●	no more than 1,033,334 shares of our common stock may be issued pursuant to the exercise of incentive stock options; and
●	no more than 977,778 shares of our common stock may be issued or issuable in connection with full-value awards.

All of the share limitations in the amended plan may be adjusted to reflect changes in our corporate structure or shares, as described below. In addition, the number of shares that may be issued as incentive options or other incentive awards will not apply to certain incentive awards granted upon our assumption or substitution of like awards in any acquisition, merger or consolidation.

Adjustments. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in our corporate structure or shares of common stock, we must adjust or substitute:

●	the number and kind of securities available for issuance under the amended plan, including the sub-limits described above; and
●	in order to prevent dilution or enlargement of the rights of participants, the number, kind and, where applicable, the exercise price of securities subject to outstanding incentive awards.

Administration. The amended plan is administered by our board of directors or by a committee of the Board. Any such committee will consist of at least two members of the board, all of whom are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, and all of whom are “independent” as required by the listing standards of the Nasdaq Stock Market. We expect both the board of directors and the compensation committee of the board of directors to administer the amended plan. The board of directors or the committee administering the amended plan is referred to as the “committee.” The committee may delegate its duties, power and authority under the amended plan to any of our officers to the extent consistent with applicable Delaware corporate law, except with respect to participants subject to Section 16 of the Exchange Act.

The committee has the authority to determine all provisions of incentive awards consistent with terms of the amended plan, including, the eligible recipients who will be granted one or more incentive awards under the amended plan, the nature, extent and terms of the incentive awards to be made to each participant and the form of an incentive award agreement, the time or times when incentive awards will be granted, the duration of each incentive award, and the restrictions and other conditions to which the payment or vesting of incentive awards may be subject. The committee has the authority to pay the economic value of any incentive award or settle any incentive award in the form of cash, our common stock or any combination of both, construe and interpret the amended plan and incentive awards, determine fair market value of our common stock, determine whether incentive awards will be adjusted for dividend equivalents and may amend or modify the terms of outstanding incentive awards (except for any prohibited “re-pricing” of options, discussed below) so long as the amended or modified terms are permitted under the amended plan and any adversely affected participant has consented to the amendment or modification.

In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin off) or any other similar change in corporate structure or shares; any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; any uninsured catastrophic losses or extraordinary non-recurring items as described in management’s discussion and analysis of financial performance appearing in our annual report to stockholders for the applicable year; or any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an incentive award, the committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected participant, amend or modify the vesting criteria (including performance criteria) of any outstanding incentive award that is based in whole or in part on the financial performance of the Company (or any subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the amended plan as then in effect.

The committee may, in its sole discretion, amend the terms of the amended plan or incentive awards with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary in order to comply with local legal requirements, to otherwise protect our or subsidiary’s interests, or to meet objectives of the amended plan, and may, where appropriate, establish one or more sub-plans for the purposes of qualifying for preferred tax treatment under foreign tax laws. This authority does not, however, permit the committee to take any action:

●	to reserve shares or grant incentive awards in excess of the limitations provided in the amended plan;
●	to effect any re-pricing of options, as discussed below;
●

to grant options or stock appreciation rights having an exercise price or grant price less than 100% of the “fair market value” (as defined below) of one share of our common stock on the date of grant; or

●	for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market or other applicable market or exchange.

Except in connection with certain specified changes in our corporate structure or shares, the committee may not, without prior approval of our stockholders, seek to effect any re-pricing of any previously granted, “underwater” option or stock appreciation right by:

●	amending or modifying the terms of the underwater option or stock appreciation right to lower the exercise price or grant price;
●

canceling the underwater option or stock appreciation right in exchange for cash, replacement options or stock appreciation rights having a lower exercise price or grant price, or other incentive awards;

●	repurchasing the underwater options and stock appreciation rights and granting new incentive awards under the amended plan; or
●	re-pricing within the meaning of the applicable accounting standard.

For purposes of the amended plan, an option or stock appreciation right is deemed to be “underwater” at any time when the fair market value of our common stock is less than the exercise price or grant price.

Options. The exercise price to be paid by a participant at the time an option is exercised may not be less than 100% of the fair market value of one share of our common stock on the date of grant (or 110% of the fair market value of one share of our common stock on the date of grant of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary). However, in the event options are granted as a result of our assumption or substitution of options in a merger or acquisition, the exercise price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction. At any time while our common stock is listed on the Nasdaq Stock Market, “fair market value” under the amended plan means the mean between the reported high and low sale price of a share at the end of the regular trading session as reported by the Nasdaq Global Market as of the date in question (or, if no shares were traded on such date, the next preceding day on which there was such a trade). As of June 20, 2025, the closing sale price of a share of our common stock on the Nasdaq Capital Market was $0.81.

The total purchase price of the shares of common stock to be purchased upon exercise of an option will be paid entirely in cash; provided, however, that the committee may allow exercise payments to be made, in whole or in part, by delivery of a broker exercise notice (pursuant to which a broker or dealer is irrevocably instructed to sell enough shares or loan the optionee enough money to pay the exercise price and to remit such sums to us), by tender, either by actual delivery or attestation as to ownership, of previously acquired shares of our common stock that are acceptable to the committee, by a “net exercise” of the option, by a combination of such methods or by any other method approved or accepted by the committee. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the participant but will reduce the number of shares of our common stock issued upon the exercise by the largest number of whole shares having a fair market value that does not exceed the aggregate exercise price for the shares exercised. Any shares of our common stock tendered or covered by an attestation will be valued at their fair market value on the exercise date of the option.

Options may be exercised in whole or in installments, as determined by the committee, and the committee may impose conditions or restrictions to the exercisability of an option, including that the participant remain continuously employed by us for a certain period or that the participant or us (or any subsidiary, division or other subunit of the Company) satisfy certain specified objectives. An option may not become exercisable, nor remain exercisable after 10 years from its date of grant (five years from its date of grant in the case of an incentive option if the participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary).

Options may, but need not, include a provision whereby the participant may elect at any time before the participant’s employment or service terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased will be subject to a repurchase option in favor of us and to any other restriction the committee determines to be appropriate.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment from us, in the form of shares of our common stock, cash or a combination of both, equal to the difference between the fair market value of one or more shares of our common stock and a specified exercise price of such shares. Stock appreciation rights will be subject to such terms and conditions, if any, consistent with the other provisions of the plan, as may be determined by the committee. The committee will have the sole discretion to determine the form in which payment of the economic value of stock appreciation rights will be made to a participant (i.e., cash, our common stock or any combination thereof) or to consent to or disapprove the election by a participant of the form of such payment.

The grant price of a stock appreciation right will be determined by the committee, in its discretion, at the date of grant but may not be less than 100% of the fair market value of one share of our common stock on the date of grant, except as provided below in connection with certain “tandem” grants (as further defined below). However, in the event that stock appreciation rights are granted as a result of our assumption or substitution of stock appreciation rights in a merger or acquisition, the grant price will be the price determined by the committee pursuant to the conversion terms applicable to the transaction.

A stock appreciation right will become exercisable at such times and in such installments as may be determined by the committee in its sole discretion at the time of grant; provided, however, that no stock appreciation right may be exercisable after 10 years from its date of grant.

Stock appreciation rights may be granted alone or in addition to other incentive awards, or in tandem with an option, either at the time of grant of the option or at any time thereafter during the term of the option. A stock appreciation right granted in tandem with an option shall cover the same number of shares of our common stock as covered by the option (or such lesser number as the committee may determine), shall be exercisable at such time or times and only to the extent that the related option is exercisable, have the same term as the option and will have a grant price equal to the exercise price for the option. Upon the exercise of a stock appreciation right granted in tandem with an option, the option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an option having a related stock appreciation right, the stock appreciation right will be canceled automatically to the extent of the number of shares covered by the option exercise.

Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units. A restricted stock award, restricted stock units and deferred stock units are awards of our common stock that vest at such times and in such installments as may be determined by the committee and, until the incentive award vest, is subject to restrictions on transferability and the possibility of forfeiture. The committee may impose such restrictions or conditions to the vesting of restricted stock awards, restricted stock units or deferred stock units, as it deems appropriate, including that the participant remain continuously employed by us for a certain period and/or that the participant or us (or any subsidiary, division or other subunit of the Company) satisfy specified objectives. To enforce the restrictions, the committee may place a legend on the stock certificates or book-entry notations representing restricted stock awards referring to such restrictions and may take other steps to enforce the restrictions. Restricted stock units and deferred stock units are similar to restricted stock awards except that no shares of our common stock are actually awarded on the grant date of the restricted stock unit or deferred stock unit, respectively, and are denominated in shares of our common stock but paid in cash, shares of our common stock or a combination of cash and shares of our common stock.

Unless the committee determines otherwise, any dividends (including regular quarterly cash dividends) or distributions paid with respect to shares of our common stock subject to the unvested portion of a restricted stock award will be subject to the same restrictions as the shares to which such dividends or distributions relate.

In the committee’s discretion, any restricted stock units and deferred stock units awarded under the amended plan may carry with it a right to dividend equivalents. Such right would entitle the participant to be credited with an amount equal to all cash dividends paid on one share of our common stock while the restricted stock unit or deferred stock unit is outstanding. Dividend equivalents may be converted into additional restricted stock units or deferred stock units and may be made subject to the same conditions and restrictions as the restricted stock units or deferred stock units to which they attach. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of our common stock, or in a combination of both. Dividend equivalents as to restricted stock units or deferred stock units will be subject to forfeiture and termination to the same extent as the corresponding restricted stock units or deferred stock units as to which the dividend equivalents relate. In no event will participants holding restricted stock units receive any dividend equivalents on such restricted stock units until the vesting provisions of such restricted stock units lapse. Additionally, unless the amended plan provides otherwise, a participant will have all voting, liquidation and other rights with respect to shares of our common stock issued to the participant as a restricted stock award upon the participant becoming the holder of record of such shares as if the participant were a holder of record of shares of our unrestricted common stock. A participant will have no voting rights to any restricted stock units or deferred stock units granted under the amended plan.

Performance Award. A participant may be granted one or more performance awards under the amended plan, and such performance awards will be subject to such terms and conditions, if any, consistent with the other provisions of the amended plan, as may be determined by the committee in its sole discretion, including, but not limited to, the achievement of one or more specified objectives; provided, however, that in all cases payment of the performance award will be made within two and one-half months following the end of the tax year during which receipt of the performance award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except upon certain conditions.

Performance Criteria. The committee may grant incentive awards contingent upon achievement of performance goals, including, without limitation: net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based on the Company, any subsidiary or business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

Other Stock-Based Awards. A recipient may be granted one or more other stock-based awards under the amended plan, and such other-stock based awards will be subject to such terms and conditions, consistent with the other provisions of the amended plan, as may be determined by the committee in its sole discretion in such amounts and subject to such terms and conditions as the committee will determine. Such other stock-based awards may involve the transfer of actual shares of our common stock to participants as a bonus or in lieu of obligations to pay cash or deliver other property under the amended plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of our common stock.

Change in Control. In the event a “change in control” of the Company occurs, then, if approved by the committee in its sole discretion either at the time of the grant of the incentive award or at any time after such grant, all options and stock appreciation rights will become immediately exercisable in full and will remain exercisable for the remainder of their terms; all outstanding restricted stock awards will become immediately fully vested and non-forfeitable; and any conditions to the payment of restricted stock units, deferred stock units, performance awards and other stock-based awards will lapse.

In addition, the committee in its sole discretion may determine that some or all participants holding outstanding incentive awards, whether or not exercisable or vested, will be canceled and terminated and what the participant will receive for each share of our common stock subject to such incentive award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value) equal to the difference, if any, between the consideration received by our stockholders in respect of a share of common stock in connection with such change in control and the purchase price per share, if any, under the incentive award, multiplied by the number of shares of our common stock subject to such incentive award; provided, however, that if such product is zero ($0) or less or to the extent that the incentive award is not then exercisable, the incentive award may be canceled and terminated without payment therefor.

For purposes of the amended plan a “change in control” of the Company occurs upon:

●

the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company;

●

a merger or consolidation to which the Company is a party if our stockholders immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 50% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors; or

●

a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of the amended plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the board of directors on the effective date of the amended plan cease for any reason to constitute at least a majority of the board of directors, provided that any person becoming a director subsequent to the effective date of the amended plan whose election, or nomination for election by our stockholders, was approved by a vote of at least a majority of the directors comprising the board of directors on the effective date of the amended plan will, for purposes of this clause (ii), be considered as though such persons were a member of the board of directors on the effective date of the amended plan.

Effect of Termination of Employment or Other Services. If a participant ceases to be employed by, or perform other services for, us, all incentive awards held by the participant will be treated as set forth below unless otherwise expressly provided by the committee in its sole discretion in an incentive award agreement of the terms of an individual agreement or modified by the committee in its discretion as set forth below. Upon termination due to death, disability or retirement, all outstanding, exercisable options and stock appreciation rights then held by the participant will remain exercisable for a period of 12 months thereafter (but in no event after the expiration date of any such option or stock appreciation rights), and all unvested restricted stock awards, all outstanding but unpaid and unvested restricted stock units, deferred stock units, performance awards and other stock based awards then held by the participant will be terminated and forfeited. Upon termination for a reason, other than death, disability or retirement, which is not also for “cause” (as defined in the amended plan), all outstanding options and stock appreciation rights then held by the participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three months after such termination (but in no event after the expiration date of any such option or stock appreciation right). Also, upon such termination all options and stock appreciation rights that are not exercisable; all unvested restricted stock awards; and all outstanding but unpaid and unvested restricted stock units, deferred stock units, performance awards and other stock based awards then held by the participant will be terminated and forfeited.

The committee may at any time (including on or after the date of grant or following termination), in connection with a participant’s termination, cause options or stock appreciation rights held by the participant to terminate, become or continue to become exercisable and/or remain exercisable, and restricted stock awards, restricted stock units, deferred stock units performance awards or other stock based awards then held by the participant as of the effective date of such termination to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be.

Forfeiture and Recoupment. If a participant is determined by the committee to have taken any action that would constitute “cause” or an “adverse action” during or within one year after the termination of the participant’s employment or other service with the Company or a subsidiary, all rights of the participant under the amended plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the committee may require the participant to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the participant in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the participant’s employment or other service. Additionally, as applicable, we may defer the exercise of any option or stock appreciation right for a period of up to six months after receipt of a participant’s written notice of exercise or the issuance of share certificates upon the vesting of any incentive award for a period of up to six months after the date of such vesting in order for the committee to make any determination as to the existence of cause or an adverse action.

“Cause,” with respect to any participant, unless otherwise stated in a participant’s employment or other service agreement, means (i) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to the Company or any subsidiary, (ii) any unlawful or criminal activity of a serious nature, (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the participant’s overall duties, or (iv) any material breach by a participant of any employment, service, confidentiality or non-compete agreement entered into with us or any of our subsidiaries.

An “adverse action” includes any of the following actions or conduct that the committee determines to be injurious, detrimental, prejudicial or adverse to our interests: (i) disclosing any confidential information of the Company or any subsidiary to any person not authorized to receive it; (ii) engaging, directly or indirectly, in any commercial activity that in the judgment of the committee competes with our business or the business of any of our subsidiaries; or (iii) interfering with our relationships or the relationships of our subsidiaries and our and their respective employees, independent contractors, customers, prospective customers and vendors.

In addition, subject to the terms of an incentive award agreement, incentive awards under the amended plan are subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under applicable law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the committee and set forth in the applicable incentive award agreement.

Dividend Rights. In the committee’s discretion, certain incentive awards (including any award that has been deferred) may carry with it a right to dividend equivalents. Such right would entitle the participant to be credited with an amount equal to all cash dividends paid on one share of our common stock while the incentive award is outstanding. Dividend equivalents may be converted into additional restricted stock units or other incentive awards and may be made subject to the same conditions and restricted as the restricted stock units, deferred stock units or other incentive awards to which they attach. Settlement of dividend equivalents may be made in the form of cash, in the form of shares of our common stock, or in a combination of both. Dividend equivalents as to restricted stock units, deferred stock units or other incentive awards will be subject to forfeiture and termination to the same extent as the corresponding incentive awards as to which the dividend equivalents relate. In no event will dividends be paid out on any incentive awards until they are vested or provided with performance awards.

Term; Termination; Amendments. Unless terminated earlier, the amended plan will terminate at 11:59 p.m., Eastern Time, on December 13, 2033. Incentive awards outstanding at the time the amended plan is terminated will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the amended plan. The board may suspend or terminate the amended plan or any portion of the plan at any time. In addition to the committee’s authority to amend the amended plan with respect to participants resident outside of the United States or employed by a non-U.S. subsidiary, the board may amend the amended plan from time to time in order that incentive awards under the amended plan will conform to any change in applicable laws or regulations or in any other respect that the board may deem to be in our best interests; provided, however, that no amendments to the amended plan will be effective without stockholder approval, if it is required under Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market, or if the amendment seeks to increase the number of shares reserved for issuance under the amended plan (other than as a result of a permitted adjustment upon certain corporate events, such as stock splits) or to modify the prohibitions on underwater option re-pricing discussed above. Termination, suspension or amendment of the amended plan will not adversely affect any outstanding incentive award without the consent of the affected participant, except for adjustments in the event of changes in our capitalization or a “change in control” of the Company.

Transferability. In general, no right or interest in any incentive award may be assigned or transferred by a participant, except by will or the laws of descent and distribution, or subjected to any lien or otherwise encumbered. However, a participant is entitled to designate a beneficiary to receive an incentive award on such participant’s death, and in the event of such participant’s death, payment of any amounts due under the amended plan will be made to, and exercise of any options or stock appreciation rights may be made by, such beneficiary. Additionally, upon a participant’s request, the committee may permit a participant to transfer all or a portion of a non-statutory option, other than for value, to certain of the participant’s family members or related family trusts, foundations or partnerships. Permitted transferees of non-statutory options will remain subject to all the terms and conditions of the incentive award applicable to the participant.

U.S. Federal Income Tax Consequences

The following is a general summary, as of the date of this proxy statement, of the U.S. federal income tax consequences to participants and the Company of transactions under the amended plan. This summary is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the amended plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other U.S. federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the amended plan.

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. However, the excess of the fair market value of the shares over the option exercise price is a preference item for alternative minimum tax purposes, which may result in the participant becoming subject to alternative minimum tax liability in the year the incentive stock options are exercised. If the participant meets the employment requirements and does not dispose of the shares of our common stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our common stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our common stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our common stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

SARs. The grant of a SAR will not cause the participant to recognize ordinary income or entitle us to a deduction for federal income tax purposes. Upon the exercise of a SAR, the participant will recognize ordinary income in the amount of the cash or the value of shares payable to the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Restricted Stock Awards, RSUs, DSUs and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock awards, RSUs, DSUs, performance awards, and other stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction, assuming that a deduction is allowed under Section 162(m) of the Code, will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock unit award or other stock-based award is granted but no stock is actually issued to the participant at the time the award is granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Annual Performance Cash Awards and Other Cash-Based Awards. Annual performance cash awards and other cash-based awards will be taxable as ordinary income to the participant in the amount of the cash received by the participant (before reduction for any withholding taxes), and we will receive a corresponding deduction in an amount equal to the ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us, an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the amended plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The compensation committee may permit a participant to satisfy a tax withholding obligation by withholding shares of common stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” may not be deductible to the extent it exceeds $1 million. The Tax Cut and Jobs Act, signed into law on December 22, 2017, amended Section 162(m), effective for tax years beginning after December 31, 2017, (i) to expand the definition of a “covered employee” to include any person who was the Chief Executive Officer or the Chief Financial Officer at any time during the year and the three most highly compensated officers (other than the Chief Executive Officer or the Chief Financial Officer) who were employed at any time during the year whether or not the compensation is reported in the Summary Compensation Table included in our proxy statement for our Annual Meeting; (ii) to treat any individual who is considered a covered employee at any time during a tax year beginning after December 31, 2017 as remaining a covered employee permanently; and (iii) to eliminate the performance-based compensation exception to the $1 million deduction limit (with a transition provision continuing the performance-based exception for certain compensation covered by a written binding contract in existence on November 2, 2017).

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth, as of December 31, 2024, information with respect to securities authorized for issuance under equity compensation plans.

Number
of securities
remaining
available for
	Number of		future issuance
	securities to be	Weighted-	under equity
	issued	average	compensation
	upon exercise	exercise price	plans
	of outstanding	of outstanding	(excluding
	options,	options,	securities
	warrants and	warrants and	reflected in
	rights	rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,007	$197.31	190,285
Equity compensation plans not approved by security holders	-	$-	-
Total	3,007	$197.31	190,285

(1)	Consists of shares of common stock issuable upon the exercise of options outstanding as of December 31, 2024 under the 2015 plan and the 2023 plan.

(2)	Excludes employee stock purchase rights accruing under the BIO-key International, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”).

(3)

Amount includes 529 shares of common stock and 155,957 shares of common stock available as of December 31, 2024 for future issuance under the 2015 plan and the 2023 plan, respectively, and 33,799 shares of common stock available as of December 31, 2024 for future issuance under the ESPP.

Awards Previously Granted Under the 2023 Plan

As of June 20, 2025, we had granted restricted stock awards under the 2023 plan as follows:

Name and Position	Number of Shares Underlying Restricted Stock Awards
Michael W. DePasquale, Chief Executive Officer	24,000
Cecilia C. Welch, Chief Financial Officer	22,500
James D. Sullivan, Chief Legal Officer	22,500
Executive Group (4 persons)	78,000
Non-Employee Director Group	45,897
All Other Employee Group	123,940
Total	247,837

Awards Anticipated to Be Granted Under the Amended Plan

We have not granted any equity awards that are contingent upon stockholder approval of the plan amendment and it is not presently possible to determine the benefits or amounts that will be received by or allocated to participants under the amended plan or would have been received by or allocated to participants for the last completed fiscal year if the amended plan had then been in effect because awards under the amended plan, as with the current 2023 plan, will be made at the discretion of the board of directors.

Required Vote

In accordance with Delaware law, approval of Proposal 4 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 4, and broker non-votes will have no effect on Proposal 4.

The board of directors recommends that stockholders vote FOR approval of the Amendment to the BIO-key International, Inc. 2023 Stock Incentive Plan.

PROPOSAL 5: AMENDMENT TO THE BIO-KEY INTERNATIONAL, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

Background

We are asking stockholders to approve an amendment (the “ESPP amendment”) to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan to increase the number of shares of common stock available thereunder by 700,000 shares, which the board of directors has approved subject to the approval of our stockholders. If stockholders do not approve the ESPP amendment, then the number of shares available under the ESPP will not be increased.

We strongly believe in improving opportunities for our employees to reap the benefits of increases in our stock’s value. In addition, the ability to contribute a portion of earnings to purchase our shares, would represent a key benefit for our employees. We believe that our continuing ability to offer shares under the ESPP improves our ability to attract, retain and incentivize our talent, and ultimately, better aligns the interests of our employees with those of our stockholders.

Summary of the ESPP, as Amended

The major features of the ESPP, as amended by the ESPP amendment (the “amended ESPP”) are summarized below. Other than increasing the number of shares of common stock available for issuance and increasing the number of shares an employee may purchase in a given six-month offering period, the amended ESPP is unchanged from the ESPP. The summary is qualified in its entirety by reference to the full text of the amended ESPP, a copy of which may be obtained from us. A copy of the amended ESPP also has been filed electronically with the SEC as Appendix B to this proxy statement, and is available through the SEC’s website at www.sec.gov.

Administration

The amended ESPP will be administered by the compensation committee or a subcommittee thereof consisting solely of not less than two (2) members of the board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act (the “Committee”). The Committee may delegate administrative duties to officers of the Company as its deems appropriate, except that the Committee may not delegate any of its powers relating to participants who are subject to Section 16 of the Exchange Act.

The Committee will have full and exclusive authority to interpret the terms of the amended ESPP and determine eligibility, subject to the conditions of the amended ESPP, as described below.

Purpose and Eligibility

The amended ESPP is intended to attract, retain and incentivize our employees. The amended ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Code”).

All active employees of the Company and its designated subsidiaries are eligible to participate in the amended ESPP; provided that no employee may participate in the amended ESPP to the extent that immediately after an option is granted to such employee under the amended ESPP, he or she owns five percent (5%) or more of the total combined voting power or value of all classes of the Company’s shares or the shares of any of its subsidiaries. Notwithstanding the foregoing, the Committee may determine in its discretion that an employee may not participate in an Offering (as defined in the amended ESPP) if: (i) such employee has been employed by the Company for less than two (2) years, (ii) such employee’s customary employment is for twenty (20) hours per week or less, and/or not more than five (5) months per calendar year, (iii) such employee is a highly compensated employee, or (iv) such employee is a citizen or resident of a jurisdiction outside the United States in which the grant of an option or any offering under the amended ESPP is prohibited by the laws of that jurisdiction, or in the event that compliance with the laws of that jurisdiction would cause the amended ESPP to violate the requirements of Section 423 of the Code. All eligible employees will have equal rights and privileges under the amended ESPP.

Share Reserve

The amended ESPP provides for the issuance of shares of common stock that may be obtained upon the exercise of options granted pursuant to the amended ESPP. The total number of shares of common stock reserved for issuance under the amended ESPP is 743,834, subject to adjustment as described below, 10,034 of which have been issued as of June 20, 2025. These shares may be authorized but unissued shares of common stock, or reacquired shares of common stock bought on the market or otherwise. If any option under the amended ESPP terminates for any reason without being exercised, the shares of common stock not purchased under such option will again become available for issuance under the amended ESPP.

Contributions and Purchases

The amended ESPP will permit participants to purchase common stock through contributions (in the form of payroll deductions or otherwise to the extent permitted by the Committee) of up to 15% of their eligible compensation, which includes a participant’s regular and recurring straight time gross earnings, payments for overtime and shift premium, but excludes payments for incentive compensation, bonuses, equity compensation and other similar compensation. Subject to the eligibility requirements discussed above, a participant may purchase a maximum of $25,000 of shares of common stock during each six-month offering period. The amended ESPP will have purchase periods approximately six months in duration commencing with the first trading day after one exercise date and ending with the next exercise date. The offering periods generally start on January 1 and July 1 of each year. The Committee may, in its discretion, modify the terms of future purchase periods and offering periods.

Amounts contributed and accumulated by the participant during any offering period will be used to purchase shares of our common stock at the end of each six-month purchase period. The purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the last trading day of the offering period.

Withdrawal; Termination of Employment

A participant may withdraw from the amended ESPP voluntarily at any time by filing a notice of withdrawal 10 days prior to the close of business on the last day of the offering period. A participant will be deemed to have elected to withdraw from the amended ESPP upon the termination of the participant’s employment for any reason or in the event the participant is no longer eligible to participate in the amended ESPP.

Restriction on Transfers

A participant may not transfer rights granted under the amended ESPP other than by will, the laws of descent and distribution or as otherwise provided under the amended ESPP.

Adjustments

In the event of certain changes in our capitalization, to prevent dilution or enlargement of the benefits or potential benefits available under the amended ESPP, the Committee will make adjustments, as it may deem equitable, to the number and class of shares that may be delivered, the applicable purchase price for shares, and/or the numerical share limits, pursuant to the amended ESPP.

Dissolution or Liquidation

In the event that the Company merges with or into another corporation or is acquired or sells all or substantially all of its assets, each outstanding option under the amended ESPP will be assumed, or an equivalent option shall be substituted by the successor corporation or its parent or subsidiary. In the event the successor corporation or its parent or subsidiary refuses to assume or substitute for the option, or in the event of the proposed dissolution or liquidation of the Company, the Offering Period (as defined in the amended ESPP) then in progress will be shortened to end on an Exercise Date (as defined in the amended ESPP) that is no later than the date immediately prior to the effective date of such merger, sale, dissolution, or liquidation, as applicable. You will be notified at least ten (10) business days prior to the new Exercise Date of the Offering Period, and you will continue to have the right to withdraw from such Offering Period at any time prior to such new Exercise Date.

Amendment and Termination of the Amended ESPP, Duration of the Amended ESPP

The board may terminate or amend the amended ESPP at any time and for any reason. No termination or amendment may make any change in any option theretofore granted which adversely affects the right of any participant without the consent of such participant except as expressly set forth in the amended ESPP, provided that an Offering Period may be terminated by the board if it determines that the termination of the Offering Period or the amended ESPP is in the best interests of the Company and its stockholders.

Summary of Material U.S. Federal Income Tax Considerations

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the amended ESPP. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

The rights of participants to make purchases under the amended ESPP are intended to qualify under the provisions of Section 423 of the Code. Assuming such qualification, no income will be taxable to a participant until the sale or other disposition of shares purchased under the amended ESPP. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the holding period of such shares prior to disposing of them.

If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income generally measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price of such shares or (ii) an amount equal to 15% of the fair market value of the shares on the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. We will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

Any sale or other disposition of shares before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares were purchased over the purchase price, and we will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be a long-term or short-term capital gain or loss, depending on the holding period following the date the shares were purchased by the participant prior to such sale or disposition, and we will not be entitled to an income tax deduction for any such capital gain.

Effect Upon Company

We will not be entitled to any deduction in the determination of its taxable income with respect to the amended ESPP, except in connection with a “disqualifying disposition”, in which case at the time of such “disqualifying disposition”, we would be entitled to deduct an amount equal to the amount taken into ordinary income by the participant making such “disqualifying disposition”.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO PARTICIPATING IN THE PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND NON-U.S. JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES THAT ARE SUBJECT TO CHANGE AT ANY TIME. THE COMPANY STRONGLY URGES YOU TO CONSULT WITH YOUR TAX ADVISER CONCERNING THE TAX CONSEQUENCES OF PARTICIPATING IN THE PLAN WITH RESPECT TO YOUR PERSONAL TAX CIRCUMSTANCES.

Other Information

The ESPP amendment was approved by the board on June 18, 2025, subject to stockholder approval. If approved by our stockholders, the amended ESPP will be effective August 8, 2025. The Committee may at any time amend, suspend or terminate the amended ESPP, provided that, subject to certain exceptions described in the amended ESPP, no such action may adversely affect any outstanding rights to purchase stock. The amended ESPP will continue in effect unless earlier terminated by the Committee.

On June 20, 2025, the closing price on the Nasdaq Capital Market of our common stock was $0.81 per share.

Required Vote

Approval of Proposal 5 requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions will have the same effect as votes against Proposal 5, and broker non-votes will have no effect on Proposal 5.

The board of directors recommends that stockholders vote FOR approval of the Amendment to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan.

STOCKHOLDER PROPOSALS

Stockholder Proposals to Be Included in the Company’s Proxy Statement

Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals to us in a timely manner. In order to be included for the 2025 Annual Meeting, stockholder proposals must be received by us at our principal executive offices located at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733 no later than February 26, 2026, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder Proposals Not to Be Included in the Company’s Proxy Statement

Stockholders wishing to present proposals for action at an annual meeting apart from proposals pursuant to Rule 14a-8 must do so in accordance with our bylaws. A stockholder must give timely notice of the proposed business to the Secretary at the executive offices referred to above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 60 days, from such anniversary date, to be timely, a stockholder’s notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (a) the 60th day prior to such annual meeting and (b) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For each matter the stockholder proposes to bring before the meeting, the notice to the Secretary must include: (i) a brief description of the business proposed to be brought before the meeting; (ii) the name and address, as they appear in our books, of the stockholder proposing such business; (iii) the class and number of shares of Company stock that are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

Our bylaws require that stockholders who wish to make a nomination for the election of a director or to bring any other matter before a meeting of the stockholders must give written notice of their intent to our Secretary not more than 90 days and not less than 60 days in advance of the first anniversary of the preceding year’s annual meeting of stockholders. Such proposals must be submitted in writing at the address shown above, so that it is received between May 10, 2026 and June 9, 2026. However, that in the event that the date of the annual meeting is advanced by more than 20 days or delayed by more than 60 days, from such anniversary date, to be timely, a stockholder’s notice must be so received not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of (a) the 60th day prior to such annual meeting and (b) the 10th day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

The notice must set forth: (i) the name, age, business address and, if known, residence address of each such nominee; (ii) principal occupation or employment of each such nominee; (iii) the number of shares of stock of the Company that are beneficially owned by each such nominee; and (iv) any other information concerning such nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act. In addition, as to the stockholder giving the notice, the notice must include: (1) the name and record address of such stockholder; and (2) the class and number of shares of Company stock beneficially owned by such stockholder. Our nominating and corporate governance committee will consider all director candidates recommended by any stockholder on the same basis as candidates recommended by the board and other sources. The presiding officer at the annual meeting is required to determine whether any nomination was properly brought before the annual meeting in accordance with our bylaws. If such officer determines that any person has not been properly nominated, such officer shall so declare at the meeting and any such nominee shall not be considered in the election. In addition, if applicable, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 9, 2026.

STOCKHOLDER COMMUNICATIONS

The board of directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the board of directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Cecilia Welch, our Chief Financial Officer, at the principal executive offices of the Company at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the board of directors. The Chief Financial Officer has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. The Chief Financial Officer shall promptly forward any and all such stockholder communications to the entire board of directors or the individual director as appropriate.

OTHER MATTERS

The Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the board of directors has not been advised of any other matters to be presented for discussion at the Annual Meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form-10-K, including the financial statements and management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2024, is being sent to stockholders of record as of June 20, 2025 with this proxy statement. The Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Stockholders of record as of June 20, 2025, and beneficial owners of our common stock on that date, may obtain from us without charge additional copies of our Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. If requested, we will provide stockholders with copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. Any requests from a beneficial owner of our common stock must set forth a good faith representation that, as of the record date for this solicitation, June 20, 2025, the person making the request was the beneficial owner of our common stock. Such written requests should be directed to us at, 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733, Attention: Chief Financial Officer.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, www.bio-key.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

By Order of the Board of Directors

Michael W. DePasquale

Chairman of the Board of Directors

APPENDIX A

AMENDMENT NO. 1 TO

BIO-KEY INTERNATIONAL, INC.

2023 STOCK INCENTIVE PLAN

This Amendment No. 1 (the “Amendment”) to the BIO-key International, Inc. 2023 Stock Incentive Plan (the “Plan”) is effective as of __________, 2025, the date it was approved by the Company’s stockholders. Capitalized terms used but not defined herein have the same meanings as in the Plan.

WHEREAS, the Company currently awards incentive compensation to Eligible Recipients under the Plan, which was approved by the Company’s stockholders and became effective on December 14, 2023.

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 700,000 shares.

WHEREAS, this Amendment requires the approval of the Company’s stockholders.

WHEREAS, the Board, upon the recommendation of the Compensation Committee, which has been designated as the Committee by the Board under Section 2.8 and Section 3.1 of the Plan, approved this Amendment on June 18, 2025, subject to the approval of the Company’s stockholders at the Company’s 2025 Annual Meeting of Stockholders, to increase the number of shares of Common Stock reserved for issuance under the Plan by 700,000 shares, from 333,334 shares to 1,033,334 shares, and to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan shall be amended as follows:

1.          Section 4.1 of the Plan is hereby amended and restated in its entirety to read:

“4.1.     Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 1,033,334.”

2.         Section 4.2(a) of the Plan is hereby amended and restated in its entirety to read:

“(a)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be 1,033,334 shares (except in the case of Incentive Stock Options granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms);”

3.         Section 4.2(b) of the Plan is hereby amended and restated in its entirety to read:

“(b)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Awards, other than Options or Stock Appreciation Rights, under this Plan will be 977,778 shares (except in the case of Incentive Awards granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms); and”

4.         Except as modified herein, all other terms and conditions of the Plan shall remain in full force and effect, and in the event of a conflict between this Amendment and the Plan, this Amendment shall control.

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BIO-KEY INTERNATIONAL, INC.

2023 STOCK INCENTIVE PLAN

(Effective on December 14, 2023)

1.	Purpose of Plan.

The purpose of the BIO-key International, Inc. 2023 Stock Incentive Plan (this “Plan”) is to advance the interests of BIO-key International, Inc., a Delaware corporation (the “Company”), and its stockholders by enabling the Company and its Subsidiaries to attract and retain qualified individuals through opportunities for equity participation in the Company, and to reward those individuals who contribute to the achievement of the Company’s economic objectives. This Plan will become effective upon its approval by the Company’s stockholders.

2.	Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires. Terms defined elsewhere in this Plan will have the same meaning throughout this Plan.

2.1.    “Adverse Action” means any action or conduct by a Participant that the Committee, in its sole discretion, determines to be injurious, detrimental, prejudicial or adverse to the interests of the Company or any Subsidiary, including: (a) disclosing confidential information of the Company or any Subsidiary to any person not authorized by the Company or Subsidiary to receive it, (b) engaging, directly or indirectly, in any commercial activity that in the judgment of the Committee competes with the business of the Company or any Subsidiary or (c) interfering with the relationships of the Company or any Subsidiary and their respective Employees, independent contractors, customers, prospective customers and vendors.

2.2.     “Applicable Law” means any applicable law, including without limitation, (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange, national market system or automated quotation system on which the shares of Common Stock are listed, quoted or traded.

2.3.     “Board” means the Board of Directors of the Company.

2.4.    “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares of Common Stock or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver shares of Common Stock to be issued upon such exercise directly to such broker or dealer or their nominee.

2.5.    “Cause” means (a) “Cause” as defined in any Individual Agreement; or (b) dishonesty, fraud, misrepresentation, embezzlement or other act of dishonesty with respect to the Company or any Subsidiary, (c) any unlawful or criminal activity of a serious nature, (d) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties, or (e) any material breach by a Participant of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.

2.6.     “Change in Control” means an event described in Section 14.1 of this Plan; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by a Change in Control, the term Change in Control will mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, as defined in Section 409A of the Code and the regulations and rulings issued thereunder.

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2.7.     “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be deemed to include a reference to any applicable regulations thereunder and any successor or amended section of the Code.

2.8.     “Committee” means the group of individuals administering this Plan, as provided in Section 3 of this Plan.

2.9.     “Common Stock” means the common stock of the Company, par value $0.0001 per share, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 4.4 of this Plan.

2.10.   “Company” means BIO-key International, Inc., a Delaware corporation, and any successor thereto as provided in Section 21.6 of this Plan.

2.11.   “Deferred Stock Unit” means a right granted to an Eligible Recipient pursuant to Section 8 of this Plan to receive shares of Common Stock (or the equivalent value in cash or other property if the Committee so provides) at a future time as determined by the Committee, or as determined by the Participant within guidelines established by the Committee in the case of voluntary deferral elections.

2.12.   “Director” means a member of the Board.

2.13.   “Disability” means, with respect to a Participant who is a party to an Individual Agreement, which agreement contains a definition of “disability” or “permanent disability” (or words of like import) for purposes of termination of employment thereunder by the Company, “disability” or “permanent disability” as defined in the most recent of such agreements; or in all other cases, means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long‑term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code; provided, however, if distribution of an Incentive Award subject to Section 409A of the Code is triggered by an Eligible Recipient’s Disability, such term will mean that the Eligible Recipient is disabled as defined by Section 409A of the Code and the regulations and rulings issued thereunder.

2.14.   “Dividend Equivalents” means a credit, made at the discretion of the Committee, to the account of a Participant in an amount equal to the cash dividends paid on one share of Common Stock for each share of Common Stock represented by an Incentive Award held by such Participant, subject to Section 11 of this Plan and any other provision of this Plan and which Dividend Equivalents may be subject to the same conditions and restrictions as the Incentive Awards to which they attach and may be settled in the form of cash, shares of Common Stock, or in any combination of both.

2.15.   “Effective Date” means the date that this Plan is approved by the Company’s stockholders.

2.16.   “Eligible Recipients” means all Employees and consultants, advisors and independent contractors of the Company or any Subsidiary, including Non-Employee Directors; provided, however, that an Eligible Recipient shall not include any person engaged to provide consulting or advisory services (other than as an employee or a director) to the Company or any Subsidiary that are in connection with the offer and sale of the Company’s securities in a capital raising transaction or directly or indirectly promote or maintain a market for the Company’s securities.

2.17.   “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or a Subsidiary on the payroll records thereof. An Employee will not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company or Subsidiary during such period. An individual will not cease to be an Employee in the case of: (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company or any Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary, as applicable, is not so guaranteed, then three (3) months following the ninety-first (91st) day of such leave, any Incentive Stock Option held by a Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-Statutory Stock Option. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.

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2.18.   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a section of the Exchange Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Exchange Act.

2.19.   “Fair Market Value” means, with respect to the Common Stock, as of any date: (a) the mean between the reported high and low sale prices of the Common Stock as of such date during the regular daily trading session, as reported on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, the New York Stock Exchange, NYSE American or any other national securities exchange on which the Common Stock is then listed or quoted (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (b) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the mean between the reported high and low sale prices as of such date during the regular daily trading session, as reported by the OTC Bulletin Board, OTC Markets or other comparable quotation service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith, and consistent with the definition of “fair market value” under Section 409A of the Code. If determined by the Committee, such determination will be final, conclusive and binding for all purposes and on all persons, including the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee will be liable for any determination regarding the fair market value of the Common Stock that is made in good faith.

2.20.   “Grant Date” means the date an Incentive Award is granted to a Participant pursuant to this Plan and as determined pursuant to Section 5 of this Plan.

2.21.   “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Deferred Stock Unit, Performance Award or Other Stock-Based Award granted to an Eligible Recipient pursuant to this Plan.

2.22.   “Incentive Award Agreement” means either: (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Incentive Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of an Incentive Award, including any amendment or modification thereof.

2.23.   “Incentive Stock Option” means a right to purchase shares of Common Stock granted to an Employee pursuant to Section 6 of this Plan that is designated as and intended to meet the requirements of an “incentive stock option” within the meaning of Section 422 of the Code.

2.24.   “Individual Agreement” means any employment, consulting, severance or similar agreement between the Participant and the Company or one of its Subsidiaries.

2.25.   “Non-Employee Director” means a Director who is not an Employee.

2.26.   “Non-Statutory Stock Option” means a right to purchase shares of Common Stock granted to an Eligible Recipient pursuant to Section 6 of this Plan that does not qualify as an Incentive Stock Option.

2.27.   “Option” means an Incentive Stock Option or a Non‑Statutory Stock Option.

2.28.   “Other Stock-Based Award” means an award of shares of Common Stock granted to an Eligible Recipient pursuant to Section 10 of this Plan.

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2.29.   “Participant” means an Eligible Recipient who receives one or more Incentive Awards under this Plan.

2.30.   “Performance Award” means a right granted to an Eligible Recipient pursuant to Section 9 of this Plan to receive an amount of cash, a number of shares of Common Stock, or a combination of both, contingent upon and the value of which at the time it is payable is determined as a function of the extent of the achievement of one or more Performance Criteria during a specified performance period or the achievement of other objectives during a specified period.

2.31.  “Performance Criteria” means the performance criteria that may be used by the Committee in granting Incentive Awards contingent upon achievement of performance goals, including, without limitation, net sales; operating income; income before income taxes; income before interest, taxes, depreciation and amortization; income before income taxes; income before interest, taxes, depreciation and amortization and other non-cash items; net income; net income per share (basic or diluted); profitability as measured by return ratios (including return on assets, return on equity, return on capital, return on investment and return on sales); cash flows; market share; cost of sales; sales, general and administrative expense, cost reduction goals; margins (including one or more of gross, operating and net income margins); stock price; total return to stockholders; economic value added; working capital and strategic plan development and implementation. The Committee may select one criterion or multiple criteria for measuring performance, and the measurement may be based upon Company, Subsidiary or business unit performance, either absolute or by relative comparison to prior periods or other companies or any other external measure of the selected criteria.

2.32.   “Plan” means the BIO-key International, Inc. 2023 Stock Incentive Plan, as may be amended from time to time.

2.33.   “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued to the Participant upon the grant, exercise, vesting or settlement of such Incentive Award.

2.34.   “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.35.   “Restricted Stock Unit” means an award denominated in shares of Common Stock granted to an Eligible Recipient pursuant to Section 8 of this Plan.

2.36.   “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of this Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company plan or practice for purposes of this determination/termination of employment or if the Company does not have any such retirement/pension plan or practice, service at age 55 or older and completion of at least 10 years of continuous service.

2.37.   “Securities Act” means the Securities Act of 1933, as amended. Any reference to a section of the Securities Act herein will be deemed to include a reference to any applicable rules and regulations thereunder and any successor or amended section of the Securities Act.

2.38.   “Separation from Service” has the meaning set forth in Section 12.4(c) of this Plan.

2.39.   “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of this Plan to receive, upon exercise, a payment from the Company, in the form of shares of Common Stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the grant price of such shares under the terms of such Stock Appreciation Right.

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2.40.   “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee provided the Company has a “controlling interest” in the Subsidiary as defined in Treas. Reg. Sec. 1.409A-1(b)(5)(iii)(E)(1).

2.41.   “Tax Date” means the date any withholding or employment related tax obligation arises under the Code or any Applicable Law for a Participant with respect to an Incentive Award.

2.42.   Tax Laws” has the meaning set forth in Section 21.10 of this Plan.

3.	Plan Administration.

3.1.    The Committee. This Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering this Plan will consist solely of two or more members of the Board who are “non‑employee directors” within the meaning of Rule 16b‑3 under the Exchange Act and who are “independent directors” under the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded). Such a committee, if established, will act by majority approval of the members (but may also take action by the written consent of all of the members of such committee), and a majority of the members of such a committee will constitute a quorum. As used in this Plan, “Committee” will refer to the Board or to such a committee, if established. To the extent consistent with applicable corporate law of the Company’s jurisdiction of incorporation, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under this Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under this Plan in its sole and absolute discretion without the consent of any Participant or other party, unless this Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of this Plan will be final, conclusive and binding for all purposes and on all persons, and no member of the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Incentive Award granted under this Plan.

3.2.     Authority of the Committee.

(a)    In accordance with and subject to the provisions of this Plan, the Committee will have full and exclusive discretionary power and authority to take such actions as it deems necessary and advisable with respect to the administration of this Plan, including the following:

(i)    To designate the Eligible Recipients to be selected as Participants;

(ii)    To determine the nature, extent and terms of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price or grant price, the manner in which Incentive Awards will vest, become exercisable, settled or paid out and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of an Incentive Award Agreement;

(iii)    To determine the time or times when Incentive Awards will be granted;

(iv)    To determine the duration of each Incentive Award;

(v)    To determine the terms, restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject;

(vi)    To pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both;

(vii)    To construe and interpret this Plan and Incentive Awards granted under it, and to establish, amend and revoke rules and regulations for its administration and in so doing, to correct any defect, omission, or inconsistency in this Plan or in an Incentive Award Agreement, in a manner and to the extent it will deem necessary or expedient to make this Plan fully effective;

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(viii)    To determine Fair Market Value in accordance with Section 2.19 of this Plan;

(ix)    To amend this Plan or any Incentive Award Agreement, as provided in this Plan;

(x)    To adopt subplans or special provisions applicable to Incentive Awards regulated by the laws of a jurisdiction other than, and outside of, the United States, which except as otherwise provided in this Plan, such subplans or special provisions may take precedence over other provisions of this Plan;

(xi)    To authorize any person to execute on behalf of the Company any Incentive Award Agreement or any other instrument required to effect the grant of an Incentive Award previously granted by the Committee;

(xii)    To determine whether Incentive Awards will be settled in shares of Common Stock, cash or in any combination thereof;

(xiii)    To determine whether Incentive Awards will be adjusted for Dividend Equivalents; and

(xiv)    To impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any shares of Common Stock, including restrictions under an insider trading policy, stock ownership guidelines, restrictions as to the use of a specified brokerage firm for such resales or other transfers and other restrictions designed to increase equity ownership by Participants or otherwise align the interests of Participants with the Company’s stockholders.

(b)    Subject to Section 3.2(d) of this Plan, the Committee will have the authority under this Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares of Common Stock or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by this Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.

(c)    In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin‑off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale, disposition or write-down of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices, tax laws or other such laws or provisions affecting reported results; (iv) any uninsured catastrophic losses or extraordinary non-recurring items as described in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year; or (v) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria (including Performance Criteria) of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division or other subunit thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by this Plan as then in effect.

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(d)    Notwithstanding any other provision of this Plan other than Section 4.4 of this Plan, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price or grant price; (ii) canceling the underwater Option or Stock Appreciation Right in exchange for (A) cash; (B) replacement Options or Stock Appreciation Rights having a lower exercise price or grant price; or (C) other Incentive Awards; (iii) repurchasing the underwater Options or Stock Appreciation Rights and granting new Incentive Awards under this Plan; or (iv) a re-pricing within the meaning of the applicable accounting standard. For purposes of this Section 3.2(d), an Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or grant price of the Stock Appreciation Right.

(e)    In addition to the authority of the Committee under Section 3.2(a) of this Plan and notwithstanding any other provision of this Plan, the Committee may, in its sole discretion, amend the terms of this Plan or Incentive Awards with respect to Participants resident outside of the United States or employed by a non-U.S. Subsidiary in order to comply with local legal requirements, to otherwise protect the Company’s or Subsidiary’s interests, or to meet objectives of this Plan, and may, where appropriate, establish one or more sub-plans (including the adoption of any required rules and regulations) for the purposes of qualifying for preferred tax treatment under foreign tax laws. The Committee will have no authority, however, to take action pursuant to this Section 3.2(e) of this Plan: (i) to reserve shares of Common Stock or grant Incentive Awards in excess of the limitations provided in Section 4.1 and Section 4.2 of this Plan; (ii) to effect any re-pricing in violation of Section 3.2(d) of this Plan; (iii) to grant Options or Stock Appreciation Rights having an exercise price or grant price less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date in violation of Section 6.2 or 7.2 of this Plan, as the case may be; or (iv) for which stockholder approval would then be required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded).

4.	Shares Available for Issuance.

4.1.     Maximum Number of Shares Available. Subject to adjustment as provided in Section 4.4 of this Plan, the maximum number of shares of Common Stock that will be available for issuance under this Plan will be 6,000,000.

4.2.     Incentive Award and Non-Employee Director Compensation Limitations. Notwithstanding any other provisions of this Plan to the contrary and subject to adjustment as provided in Section 4.4 of this Plan,

(a)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Stock Options under this Plan will be 6,000,000 shares (except in the case of Incentive Stock Options granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms);

(b)    the maximum aggregate number of shares of Common Stock that will be available for issuance pursuant to Incentive Awards, other than Options or Stock Appreciation Rights, under this Plan will be 5,000,000 shares (except in the case of Incentive Awards granted as a result of the Company’s assumption or substitution of like awards issued by any acquired, merged or consolidated entity pursuant to the applicable transaction terms); and

(c)    the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Incentive Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $200,000 (increased to $300,000 with respect to any Non-Employee Director serving as Chairman of the Board or Lead Independent Director or in the fiscal year of a Non-Employee Director’s initial service as a Non-Employee Director) (with any compensation that is deferred counting towards this limit for the year in which the compensation is first earned, and not a later year of settlement).

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4.3.     Accounting for Incentive Awards. Shares of Common Stock that are issued under this Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under this Plan only to the extent they are used; provided, however, that; (a) any shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6.4(b) of this Plan or the tender or attestation as to ownership of Previously Acquired Shares pursuant to Section 6.4(a) of this Plan will not again become available for issuance under this Plan; and (b) the full number of shares of Common Stock subject to a stock-settled Stock Appreciation Right will be counted against the shares of Common Stock authorized for issuance under this Plan, regardless of the number of shares of Common Stock actually issued upon settlement of such Stock Appreciation Right, and will not again become available for issuance under this Plan. Furthermore, any shares of Common Stock withheld to satisfy tax withholding obligations on Incentive Awards issued under this Plan, any shares of Common Stock withheld to pay the exercise price or grant price of Incentive Awards under this Plan and any shares of Common Stock not issued or delivered as a result of the “net exercise” of an outstanding Option pursuant to Section 6.4 or settlement of a Stock Appreciation Right in shares of Common Stock pursuant to Section 7.1 will be counted against the shares of Common Stock authorized for issuance under this Plan and will not be available again for grant under this Plan. Any shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Incentive Award will not increase the number of shares of Common Stock available for future grant of Incentive Awards. Any shares of Common Stock related to Incentive Awards granted under this Plan that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the shares of Common Stock, or are settled in cash in lieu of shares of Common Stock, or are exchanged with the Committee’s permission, prior to the issuance of shares of Common Stock, for Incentive Awards not involving shares of Common Stock, will be available again for grant under this Plan and correspondingly increase the total number of shares of Common Stock available for issuance under this Plan under Section 4.1.

4.4.    Adjustments to Shares and Incentive Awards. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin‑off) or any other similar change in the corporate structure or shares of Common Stock of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment or substitutions (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under this Plan, including the sub-limits set forth in Section 4.2 of this Plan, and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards, and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.	Participation.

Participants in this Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries. Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion. Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.	Options.

6.1.     Grant. An Eligible Recipient may be granted one or more Options under this Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Incentive Stock Options may be granted solely to Eligible Recipients who are Employees of the Company or a Subsidiary. The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non‑Statutory Stock Option. To the extent that any Incentive Stock Option (or portion thereof) granted under this Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option (or portion thereof) will continue to be outstanding for purposes of this Plan but will thereafter be deemed to be a Non‑Statutory Stock Option. Options may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

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6.2.      Exercise Price. The per share price to be paid by a Participant upon exercise of an Option granted pursuant to this Section 6 will be determined by the Committee in its sole discretion at the time of the Option grant; provided, however, that such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date (or 110% of the Fair Market Value of one share of Common Stock on the Grant Date of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, to the extent that Options are granted under this Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such Options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

6.3.     Exercisability and Duration. An Option will become exercisable at such times and in such installments and upon such terms and conditions as may be determined by the Committee in its sole discretion at the time of grant (including without limitation (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period); provided, however, that no Option may be exercisable after 10 years from its Grant Date (five years from its Grant Date in the case of an Incentive Stock Option if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company). Notwithstanding the foregoing, if the exercise of an Option that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the Option will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Option.

6.4.     Payment of Exercise Price.

(a)    The total purchase price of the shares of Common Stock to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by (i) tender of a Broker Exercise Notice; (ii) by tender, either by actual delivery or attestation as to ownership, of Previously Acquired Shares that are acceptable to the Committee; (iii) by a “net exercise” of the Option (as further described in paragraph (b), below); (iv) by a combination of such methods; or (v) by any other method approved or accepted by the Committee in its sole discretion. Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to make payment with respect to any Incentive Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(b)    In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value on the exercise date that does not exceed the aggregate exercise price for the shares exercised under this method. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise,” (ii) shares actually delivered to the Participant as a result of such exercise and (iii) any shares withheld for purposes of tax withholding pursuant to Section 13.1 of this Plan.

(c)    For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date of the Option.

6.5.     Manner of Exercise. An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in this Plan and in the Incentive Award Agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Holmdel, New Jersey (or to the Company’s designee as may be established from time to time by the Company and communicated to Participants) and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of this Plan.

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6.6.     Early Exercise. An Option may, but need not, include a provision whereby the Participant may elect at any time before the Participant’s employment or service terminates to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase option in favor of the Company and to any other restriction the Committee determines to be appropriate.

7.	Stock Appreciation Rights.

7.1.     Grant. An Eligible Recipient may be granted one or more Stock Appreciation Rights under this Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, shares of Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment. Stock Appreciation Rights may be granted to an Eligible Recipient for services provided to a Subsidiary only if, with respect to such Eligible Recipient, the underlying shares of Common Stock constitute “service recipient stock” within the meaning of Treas. Reg. Sec. 1.409A-1(b)(5)(iii) promulgated under the Code.

7.2.     Grant Price. The grant price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the Grant Date; provided, however, that such price may not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date, except as provided in Section 7.4 of this Plan. Notwithstanding the foregoing, to the extent that Stock Appreciation Rights are granted under this Plan as a result of the Company’s assumption or substitution of stock appreciation rights issued by any acquired, merged or consolidated entity, the grant price for such Stock Appreciation Rights shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction.

7.3.     Exercisability and Duration. A Stock Appreciation Right will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after 10 years from its Grant Date. A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of this Plan. Notwithstanding the foregoing, if the exercise of a Stock Appreciation Right that is exercisable in accordance with its terms is prevented by the provisions of Section 16 of this Plan, the Stock Appreciation Right will remain exercisable until thirty (30) days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the expiration date of such Stock Appreciation Right.

7.4.     Grants in Tandem with Options. Stock Appreciation Rights may be granted alone or in addition to other Incentive Awards, or in tandem with an Option, either at the time of grant of the Option or at any time thereafter during the term of the Option. A Stock Appreciation Right granted in tandem with an Option shall cover the same number of shares of Common Stock as covered by the Option (or such lesser number as the Committee may determine), shall be exercisable at such time or times and only to the extent that the related Option is exercisable, have the same term as the Option and shall have a grant price equal to the exercise price for the Option. Upon the exercise of a Stock Appreciation Right granted in tandem with an Option, the Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, upon exercise of an Option having a related Stock Appreciation Right, the Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Option exercise.

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8.	Restricted Stock Awards, Restricted Stock Units and Deferred Stock Units.

8.1.     Grant. An Eligible Recipient may be granted one or more Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units under this Plan, and such Incentive Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion. Restricted Stock Units and Deferred Stock Units will be similar to Restricted Stock Awards except that no shares of Common Stock are actually awarded to the Participant on the Grant Date of the Restricted Stock Units. Restricted Stock Units and Deferred Stock Units will be denominated in shares of Common Stock but paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee, in its sole discretion, will determine, and as provided in the Incentive Award Agreement. The Committee may impose such restrictions or conditions, not inconsistent with the provisions of this Plan, to the vesting of such Restricted Stock Awards, Restricted Stock Units or Deferred Stock Units as it deems appropriate, including, without limitation, (a) the achievement of one or more of the Performance Criteria; and/or that (b) the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period.

8.2.     Rights as a Stockholder; Transferability. Except as provided in Sections 8.1, 8.3, 8.4 and 15.3 of this Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock. A Participant will have no voting rights to any Restricted Stock Units or Deferred Stock Units granted hereunder.

8.3.     Dividends and Distributions.

(a)    Unless the Committee determines otherwise in its sole discretion (either in an Incentive Award Agreement at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate. In the event the Committee determines not to pay such dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions. In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participants consent to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

(b)    Unless the Committee determines otherwise in its sole discretion (either in a Participant’s Incentive Award Agreement or at any time after the grant of the Restricted Stock Unit or Deferred Stock Unit), to the extent permitted or required by Applicable Law, as determined by the Committee, prior to settlement or forfeiture, any Restricted Stock Units or Deferred Stock Units awarded under this Plan may, at the Committee’s discretion, carry with it a right to Dividend Equivalents. Such right entitles the Participant to be credited with an amount equal to all cash dividends paid on one share of Common Stock while the Restricted Stock Unit or Deferred Stock Unit is outstanding. Dividend Equivalents may be converted into additional Restricted Stock Units or Deferred Stock Units and may (and will, to the extent required below) be made subject to the same conditions and restrictions as the Restricted Stock Units or Deferred Stock Units to which they attach. Settlement of Dividend Equivalents may be made in the form of cash, in the form of shares of Common Stock, or in a combination of both. Dividend Equivalents as to Restricted Stock Units or Deferred Stock Units will be subject to forfeiture and termination to the same extent as the corresponding Restricted Stock Units or Deferred Stock Units as to which the Dividend Equivalents relate. In no event will Participants holding Restricted Stock Units or Deferred Stock Units be entitled to receive any Dividend Equivalents on such Restricted Stock Units or Deferred Stock Units until the vesting provisions of such Restricted Stock Units or Deferred Stock Units lapse.

8.4.    Enforcement of Restrictions on Restricted Stock Awards. To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates or book-entry notations representing Restricted Stock Awards referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent, or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book‑entry stock account with the Company’s transfer agent. Alternatively, Restricted Stock Awards may be held in non-certificated form pursuant to such terms and conditions as the Company may establish with its registrar and transfer agent or any third-party administrator designated by the Company to hold Restricted Stock Awards on behalf of Participants.

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9.	Performance Awards.

An Eligible Recipient may be granted one or more Performance Awards under this Plan, and such Performance Awards will be subject to such terms and conditions, if any, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, including, but not limited to, the achievement of one or more of the Performance Criteria; provided, however, that in all cases payment of the Performance Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Performance Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to a Performance Award under a Company or Subsidiary deferred compensation plan.

10.	Other Stock-Based Awards.

An Eligible Recipient may be granted one or more Other Stock-Based Awards under this Plan, and such Other-Stock Based Awards will be subject to such terms and conditions, consistent with the other provisions of this Plan, as may be determined by the Committee in its sole discretion, not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions as the Committee will determine. Such Other-Stock Based Awards may involve the transfer of actual shares of Common Stock to Participants as a bonus or in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, and may include Incentive Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States; provided, however, that in all cases payment of the Other Stock-Based Award will be made within two and one-half months following the end of the Eligible Recipient’s tax year during which receipt of the Other Stock-Based Award is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code, except to the extent an Eligible Recipient has properly elected to defer the income that may be attributable to an Other Stock-Based Award under a Company or Subsidiary deferred compensation plan.

11.	Dividend Equivalents

Subject to the provisions of this Plan and any Incentive Award Agreement, any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to any Incentive Award (including any Award that has been deferred), to be credited as of dividend payment dates, during the period between the date the Incentive Award is granted and the date the Incentive Award is exercised, vests, settles, is paid or expires, as determined by the Committee. Such Dividend Equivalents will be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee and the Committee may provide that such amounts (if any) will be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Notwithstanding the foregoing, the Committee may not grant Dividend Equivalents based on the dividends declared on shares of Common Stock that are subject to an Option or Stock Appreciation Right or unvested Performance Awards; and further, no dividends or Dividend Equivalents will be paid out with respect to any Incentive Awards until they are vested.

12.         Effect of Termination of Employment or Other Service. The following provisions shall apply upon termination of a Participant’s employment or other service with the Company and all Subsidiaries, unless otherwise expressly provided by the Committee in its sole discretion in an Incentive Award Agreement or the terms of an Individual Agreement or determined by the Committee pursuant to Section 12.3 of this Plan.

12.1.    Termination Due to Death, Disability or Retirement. In the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)    All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of twelve (12) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

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(b)    All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)    All outstanding but unpaid and non-vested Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

12.2.   Termination for Reasons Other than Death, Disability or Retirement. In the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary):

(a)    All outstanding Options and Stock Appreciation Rights then held by the Participant will, to the extent exercisable as of such termination, remain exercisable in full for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right). Options and Stock Appreciation Rights not exercisable as of such termination will be forfeited and terminate;

(b)    All Restricted Stock Awards then held by the Participant that have not vested as of such termination will be terminated and forfeited; and

(c)    All outstanding but unpaid and non-vested Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will be terminated and forfeited.

12.3.   Modification of Rights Upon Termination. Notwithstanding the other provisions of this Section 12, and subject to the terms of an Individual Agreement, upon a Participant’s termination of employment or other service with the Company or any Subsidiary, as the case may be, the Committee may, in its sole discretion (which may be exercised at any time on or after the Grant Date, including following such termination), except as provided in clause (ii), below, cause Options or Stock Appreciation Rights (or any part thereof) then by such Participant as of the effective date of such termination to terminate, become or continue to become exercisable and/or remain exercisable following such termination of employment or service (but not beyond the earlier of the original maximum term of such Option or Stock Appreciation Right or ten (10) years from the original Grant Date of such Option or Stock Appreciation Right), and Restricted Stock Awards, Restricted Stock Units, Deferred Stock Units, Performance Awards or Other Stock-Based Awards held by such Participant as of the effective date of such termination to terminate, vest and/or continue to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Option or Stock Appreciation Right may remain exercisable beyond its expiration date; and (ii) any such action by the Committee adversely affecting any outstanding Incentive Award will not be effective without the consent of the affected Participant (subject to the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.4 and 14 of this Plan).

12.4.    Determination of Termination of Employment or Other Service.

(a)    The change in a Participant’s status from that of an Employee of the Company or any Subsidiary to that of a non-employee consultant, Director or advisor of the Company or any Subsidiary will, for purposes of this Plan, be deemed to result in a termination of such Participant’s employment with the Company and its Subsidiaries, unless the Committee otherwise determines in its sole discretion.

(b)    The change in a Participant’s status from that of a non-employee consultant, Director or advisor of the Company or any Subsidiary to that of an Employee of the Company or any Subsidiary will not, for purposes of this Plan, be deemed to result in a termination of such Participant’s service as a non-employee consultant, Director or advisor with the Company and its Subsidiaries, and such Participant will thereafter be deemed to be an Employee of the Company or its Subsidiaries until such Participant’s employment or service is terminated, in which event such Participant will be governed by the provisions of this Plan relating to termination of employment or service (subject to paragraph (a), above).

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(c)    Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of this Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records; provided, however, if distribution or forfeiture of an Incentive Award subject to Section 409A of the Code is triggered by a termination of a Participant’s employment or other service, such termination must also constitute a “separation from service” within the meaning of Section 409A of the Code (a “Separation from Service”) and a Separation from Service shall constitute a termination of employment or other service.

12.5.   Effect of Actions Constituting Cause or Adverse Action. Notwithstanding anything in this Plan to the contrary and in addition to the other rights of the Committee under this Plan, including this Section 12, and subject to the terms of an Individual Agreement, if a Participant is determined by the Committee, acting in its sole discretion, to have taken any action that would constitute Cause or an Adverse Action during or within one (1) year after the termination of employment or other service with the Company or a Subsidiary, irrespective of whether such action or the Committee’s determination occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary and irrespective of whether or not the Participant was terminated as a result of such Cause or Adverse Action, (a) all rights of the Participant under this Plan and any Incentive Award Agreements then held by the Participant will terminate and be forfeited without notice of any kind, and (b) the Committee in its sole discretion will have the authority to rescind the exercise, vesting or issuance of, or payment in respect of, any Incentive Awards of the Participant that were exercised, vested or issued, or as to which such payment was made, and to require the Participant to pay to the Company, within ten (10) days of receipt from the Company of notice of such rescission, any amount received or the amount of any gain realized as a result of such rescinded exercise, vesting, issuance or payment (including any dividends paid or other distributions made with respect to any shares of Common Stock subject to any Incentive Award). The Company may defer the exercise of any Option or Stock Appreciation Right for a period of up to six (6) months after receipt of the Participant’s written notice of exercise or the issuance of stock certificates or book-entry notations upon the vesting of any Incentive Award for a period of up to six (6) months after the date of such vesting in order for the Committee to make any determination as to the existence of Cause or an Adverse Action. The Company will be entitled to withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary) or make other arrangements for the collection of all amounts necessary to satisfy such payment obligations. Unless otherwise provided by the Committee in an Incentive Award Agreement, this Section 12.5 will not apply to any Participant following a Change in Control.

12.6.   Forfeiture of Incentive Awards. Subject to the terms of an Incentive Award Agreement, Incentive Awards under the Plan shall be subject to any automatic forfeiture or voluntary compensation “clawback,” forfeiture or recoupment provisions under Applicable Law and any compensation “clawback,” forfeiture or recoupment policy of the Company, as in effect from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Incentive Award Agreement.

13.	Payment of Withholding Taxes.

13.1.   General Rules. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts the Company reasonably determines are necessary to satisfy any and all federal, foreign, state and local withholding and employment‑related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise, vesting or settlement of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option; (b) withhold cash paid or payable or shares of Common Stock from the shares issued or otherwise issuable to the Participant in connection with an Incentive Award; or (c) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award. Shares of Common Stock issued or otherwise issuable to the Participant in connection with an Incentive Award that gives rise to tax withholding obligations that are withheld for purposes of satisfying the Participant’s withholding or employment-related tax obligation will be valued at their Fair Market Value on the Tax Date. When withholding shares of Common Stock for taxes is effected under this Plan, it will be withheld only up to an amount based on the maximum statutory tax rates in the Participant’s applicable tax jurisdictions or such other rate that will not trigger a negative accounting impact on the Company.

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13.2.   Special Rules. The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment‑related tax obligation described in Section 13.1 of this Plan by withholding shares of Common Stock underlying an Incentive Award, by electing to tender, or by attestation as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying a Participant’s withholding or employment-related tax obligation, shares of Common Stock withheld by the Company or Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the Tax Date.

14.	Change in Control.

14.1.   Definition of Change in Control. Unless otherwise provided in an Incentive Award Agreement or Individual Agreement, a “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following clauses shall have occurred. For purposes of this Section 14.1, a “Change in Control” of the Company will mean (a) the sale, lease, exchange or other transfer of substantially all of the assets of the Company (in one transaction or in a series of related transaction) to a person or entity that is not controlled, directly or indirectly, by the Company, (b) a merger or consolidation to which the Company is a party if the stockholders of the Company immediately prior to effective date of such merger or consolidation do not have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act) immediately following the effective date of such merger or consolidation of more than 50% of the combined voting power of the surviving corporation’s outstanding securities ordinarily having the right to vote at elections of directors, or (c) a change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirements, including, without limitation, such time as (i) any person becomes, after the effective date of this Plan, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 40% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, or (ii) individuals who constitute the Board on the effective date of this Plan cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the Directors comprising the Board on the effective date of this Plan will, for purposes of this clause (ii), be considered as though such persons were a member of the Board on the Effective Date of this Plan.

14.2.   Acceleration of Vesting. Without limiting the authority of the Committee under Sections 3.2 and 4.4 of this Plan, if a Change in Control of the Company occurs, then, if approved by the Committee in its sole discretion either in an Incentive Award Agreement at the time of grant or at any time after the grant of an Incentive Award: (a) all outstanding Options and Stock Appreciation Rights will become immediately exercisable in full and will remain exercisable in accordance with their terms, regardless of whether the Participants to whom such Options or Stock Appreciation Rights have been granted remain in the employ or service of the Company or any Subsidiary; (b) all outstanding Restricted Stock Awards will become immediately fully vested and non‑forfeitable; and (c) all outstanding Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the Incentive Award Agreement evidencing such Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards.

14.3.   Cash Payment. In connection with a Change in Control, the Committee in its sole discretion, either in an Incentive Award Agreement at the time of grant of an Incentive Award or at any time after the grant of such an Incentive Award, may determine that any or all outstanding Incentive Awards granted under the Plan, whether or not exercisable or vested, as the case may be, will be canceled and terminated and that in connection with such cancellation and termination the holder of such Incentive Award will receive for each share of Common Stock subject to such Incentive Award a cash payment (or the delivery of shares of stock, other securities or a combination of cash, stock and securities with a fair market value (as determined by the Committee in good faith) equivalent to such cash payment) equal to the difference, if any, between the consideration received by stockholders of the Company in respect of a share of Common Stock in connection with such Change in Control and the purchase price per share, if any, under the Incentive Award, multiplied by the number of shares of Common Stock subject to such Incentive Award (or in which such Incentive Award is denominated); provided, however, that if such product is zero ($0) or less or to the extent that the Incentive Award is not then exercisable, the Incentive Award may be canceled and terminated without payment therefor. If any portion of the consideration pursuant to a Change in Control may be received by holders of shares of Common Stock on a contingent or delayed basis, the Committee may, in its sole discretion, determine the fair market value per share of such consideration as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Notwithstanding the foregoing, any shares of Common Stock issued pursuant to an Incentive Award that immediately prior to the effectiveness of the Change in Control are subject to no further restrictions pursuant to the Plan or an Incentive Award Agreement (other than pursuant to the securities laws) will be deemed to be outstanding shares of Common Stock and receive the same consideration as other outstanding shares of Common Stock in connection with the Change in Control.

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14.4.   Limitation on Change in Control Payments. Notwithstanding anything in Section 14.2 or 14.3 of this Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 14.2 of this Plan or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 14.3 of this Plan (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 14.2 or 14.3 of this Plan will be reduced (or acceleration of vesting eliminated) to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction will be made only if the aggregate amount of the payments after such reduction exceeds the difference between (A) the amount of such payments absent such reduction minus (B) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments; and provided, further, that such payments will be reduced (or acceleration of vesting eliminated) by first reducing or eliminating payments or benefits the full value of which are required to be recognized as contingent upon a Change in Control (determined in accordance with Treasury Regulation § 1.280G-1, Q/A-24), followed by reducing or eliminating payments or benefits which are not payable in cash and then by reducing or eliminating cash payments, in each case in reverse order beginning with payments or benefits which are to be paid the farthest in time from such date. Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code, then this Section 14.4 will not apply, and any “payments” to a Participant pursuant to Section 14.2 or 14.3 of this Plan will be treated as “payments” arising under such separate agreement; provided, however, such separate agreement may not modify the time or form of payment under any Award that constitutes deferred compensation subject to Section 409A of the Code if the modification would cause such Incentive Award to become subject to the adverse tax consequences specified in Section 409A of the Code.

15.	Rights of Eligible Recipients and Participants; Transferability.

15.1.   Employment or Service. Nothing in this Plan or an Incentive Award Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue employment or other service with the Company or any Subsidiary.

15.2.    No Rights to Incentive Awards. Subject to the terms of an Individual Agreement, no Participant or Eligible Recipient will have any claim to be granted any Incentive Award under this Plan.

15.3.   Rights as a Stockholder. As a holder of Incentive Awards (other than Restricted Stock Awards), a Participant will have no rights as a stockholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares. Except as otherwise provided in this Plan or otherwise provided by the Committee, no adjustment will be made in the amount of cash payable or in the number of shares of Common Stock issuable under Incentive Awards denominated in or based on the value of shares of Common Stock as a result of cash dividends or distributions paid to holders of Common Stock prior to the payment of, or issuance of shares of Common Stock under, such Incentive Awards.

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15.4.   Restrictions on Transfer.

(a)    Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by subsections (b) and (c) below, no right or interest of any Participant in an Incentive Award prior to the exercise (in the case of Options) or vesting or issuance (in the case of Restricted Stock Awards, Restricted Stock Units, Deferred Stock Units, Performance Awards and Other Stock-Based Awards) of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(b)    A Participant will be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of such Participant’s death, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, such beneficiary. If a deceased Participant has failed to designate a beneficiary, or if a beneficiary designated by the Participant fails to survive the Participant, payment of any amounts due under this Plan will be made to, and exercise of any Options or Stock Appreciation Rights (to the extent permitted pursuant to Section 12 of this Plan) may be made by, the Participant’s legal representatives, heirs and legatees. If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under this Plan or exercise of all exercisable Options or Stock Appreciation Rights, then such payments will be made to, and the exercise of such Options or Stock Appreciation Rights may be made by, the legal representatives, heirs and legatees of the beneficiary.

(c)    Upon a Participant’s request, the Committee may, in its sole discretion, permit a transfer of all or a portion of a Non-Statutory Stock Option, other than for value, to such Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant’s household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent (50%) of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer. A permitted transfer may be conditioned upon such requirements as the Committee may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

(d)    The Committee may impose such restrictions on any shares of Common Stock acquired by a Participant under this Plan as it may deem advisable, including minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which the Common Stock is then listed or traded, or under any blue sky or state securities laws applicable to such shares or the Company’s insider trading policy.

15.5.   Non-Exclusivity of this Plan. Nothing contained in this Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

16.	Securities Law and Other Restrictions.

Notwithstanding any other provision of this Plan or any Incentive Award Agreements entered into pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other U.S. or foreign regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates or book-entry notations representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

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17.	Deferred Compensation; Compliance with Section 409A.

It is intended that all Incentive Awards issued under this Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Incentive Award Agreements and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Incentive Award that constitutes a deferral of compensation subject to Code Section 409A: (a) if any amount is payable or forfeited under such Incentive Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a Separation from Service; (b) if any amount is payable under such Incentive Award upon a Disability, a Disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Code Section 409A; (c) if any amount is payable under such Incentive Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurred only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” as such terms are defined for purposes of Code Section 409A, (d) if any amount becomes payable under such Incentive Award on account of a Participant’s Separation from Service at such time as the Participant is a “specified employee” within the meaning of Code Section 409A, then no payment will be made, except as permitted under Code Section 409A, prior to the first business day after the earlier of (i) the date that is six (6) months after the date of the Participant’s Separation from Service or (ii) the Participant’s death, and (e) no amendment to or payment under such Incentive Award, including by way of an Individual Agreement, will be made except and only to the extent permitted under Code Section 409A.

18.	Plan Amendment, Modification and Termination.

The Board may suspend or terminate this Plan or any portion thereof at any time. In addition to the authority of the Committee to amend this Plan under Section 3.2(e) of this Plan, the Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under this Plan will conform to any change in Applicable Laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no such amendments to this Plan will be effective without approval of the Company’s stockholders if: (i) stockholder approval of the amendment is then required pursuant to Section 422 of the Code or the Listing Rules of the Nasdaq Stock Market (or other applicable market or exchange on which the Company’s Common Stock may be quoted or traded); or (ii) such amendment seeks to increase the number of shares authorized for issuance hereunder (other than by virtue of an adjustment under Section 4.4 of this Plan) or to modify Section 3.2(d) of this Plan. No termination, suspension or amendment of this Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2(c), 4.4 and 14 of this Plan. Notwithstanding any other provision of this Plan to the contrary, the Committee may amend this Plan, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming this Plan to any present or future law relating to plans of this or similar nature, and to the administration regulations and rulings promulgated thereunder. By accepting an Incentive Award under this Plan, a Participant agrees to any amendment made pursuant to the preceding sentence to any Incentive Award granted under this Plan without further consideration or action.

19.	Substituted Awards.

The Committee may grant Incentive Awards under this Plan in substitution for stock and stock-based awards held by employees of another entity who become Employees of the Company or a Subsidiary as a result of a merger or consolidation of the former employing entity with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the former employing corporation. The Committee may direct that the substitute Incentive Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

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20.	Effective Date and Duration of this Plan.

This Plan is effective as of the Effective Date. This Plan will terminate at 11:59 p.m., Eastern Time, on the day before the tenth (10th) anniversary of the Effective Date, and may be terminated prior to such time by Board action. No Incentive Award will be granted after termination of this Plan. Incentive Awards outstanding upon termination of this Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

21.	Miscellaneous.

21.1.   Usage. In this Plan, except where otherwise indicated by clear contrary intention, (a) any masculine term used herein also will include the feminine, (b) the plural will include the singular, and the singular will include the plural, (c) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term, and (d) “or” is used in the inclusive sense of “and/or”.

21.2.   Unfunded Plan. Participants will have no right, title or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or any Subsidiary under this Plan, such right will be no greater than the right of an unsecured general creditor of the Company or the Subsidiary, as the case may be. All payments to be made hereunder will be paid from the general funds of the Company or the Subsidiary, as the case may be, and no special or separate fund will be established and no segregation of assets will be made to assure payment of such amounts except as expressly set forth in this Plan.

21.3.   Relationship to Other Benefits. Neither Incentive Awards made under this Plan nor shares of Common Stock paid pursuant to such Incentive Awards under this Plan will be included as “compensation” for purposes of computing the benefits payable to any Participant under any pension, retirement (qualified or non-qualified), savings, profit sharing, group insurance, welfare, or benefit plan of the Company or any Subsidiary unless provided otherwise in such plan.

21.4.   Fractional Shares. No fractional shares of Common Stock will be issued or delivered under this Plan or any Incentive Award. The Committee will determine whether cash, other Incentive Awards or other property will be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock or any rights thereto will be forfeited or otherwise eliminated by rounding up or down.

21.5.   Governing Law; Venue. The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions. Unless otherwise expressly provided in an Incentive Award Agreement, the Company and recipients of an Incentive Award under this Plan hereby irrevocably submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any Incentive Award Agreement.

21.6.   Successors and Assigns. This Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

21.7.   Construction. Wherever possible, each provision of this Plan and any Incentive Award Agreement granted under this Plan will be interpreted so that it is valid under the Applicable Law. If any provision of this Plan or any Incentive Award Agreement granted under this Plan is to any extent invalid under the Applicable Law, that provision will still be effective to the extent it remains valid. The remainder of this Plan and the Incentive Award Agreement also will continue to be valid, and the entire Plan and Incentive Award Agreement will continue to be valid in other jurisdictions.

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21.8.   Delivery and Execution of Electronic Documents. To the extent permitted by Applicable Law, the Company may: (a) deliver by email or other electronic means (including posting on a Web site maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Incentive Award hereunder (including prospectuses required by the Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including annual reports and proxy statements), and (b) permit Participants to use electronic, internet or other non-paper means to execute applicable Plan documents (including Incentive Award Agreements) and take other actions under this Plan in a manner prescribed by the Committee.

21.9.   Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Incentive Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate or letter evidencing the Incentive Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board or Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Award Agreement or related grant documents as a result of a clerical error in the papering of the Incentive Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Award Agreement or related grant documents.

21.10. No Representations or Warranties Regarding Tax Effect; No Obligation to Minimize or Notify Regarding Taxes. Notwithstanding any provision of this Plan to the contrary, the Company and its Subsidiaries, the Board, and the Committee neither represent nor warrant the tax treatment under any federal, state, local, or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Incentive Award granted or any amounts paid to any Participant under this Plan including, but not limited to, when and to what extent such Incentive Awards or amounts may be subject to tax, penalties, and interest under the Tax Laws and have no duty or obligation to minimize the tax consequences of an Incentive Award to the holder of such Incentive Award. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Incentive Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive Award or a possible period in which the Incentive Award may not be exercised.

21.11. Indemnification. Subject to any limitations and requirements of Delaware law, each individual who is or will have been a member of the Board, or a Committee appointed by the Board, or an officer or Employee of the Company to whom authority was delegated in accordance with Section 3.1 of this Plan, will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she will give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or pursuant to any agreement with the Company, or any power that the Company may have to indemnify them or hold them harmless.

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APPENDIX B

AMENDMENT NO. 1 TO

BIO-KEY INTERNATIONAL, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

This Amendment No. 1 (the “Amendment”) to the BIO-key International, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) is effective as of __________, 2025, the date it was approved by the Company’s stockholders. Capitalized terms used but not defined herein have the same meanings as in the Plan.

WHEREAS, Eligible Employees may acquire Shares on favorable terms through payroll deductions under the Plan, which was approved by the Company’s stockholders and became effective on June 18, 2021.

WHEREAS, the Company desires to amend the Plan to increase the number of Shares reserved for issuance under the Plan by 700,000 Shares.

WHEREAS, this Amendment requires the approval of the Company’s stockholders.

WHEREAS, the Board, upon the recommendation of the Compensation Committee, which has been designated as the Committee by the Board under Section 2(b) of the Plan, approved this Amendment on June 18, 2025, subject to the approval of the Company’s stockholders at the Company’s 2025 Annual Meeting of Stockholders, to increase the number of Shares by 700,000 Shares, from 43,834 Shares to 743,834 Shares, and to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan shall be amended as follows:

1.          Section 13(a) of the Plan is hereby amended and restated in its entirety to read:

“(a)     Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 of the Plan, a maximum of 743,834 Shares shall be made available for sale under the Plan and no more than a maximum of 743,834 Shares may be issued on each Exercise Date. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. The Shares subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.”

2.         Except as modified herein, all other terms and conditions of the Plan shall remain in full force and effect, and in the event of a conflict between this Amendment and the Plan, this Amendment shall control.

BIO-KEY INTERNATIONAL, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: MARCH 4, 2021

APPROVED BY STOCKHOLDERS: JUNE 18, 2021

EFFECTIVE DATE: JUNE 18, 2021

TERMINATION DATE: JUNE 17, 2031

1.       Purpose. This BIO-key International, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) is intended to advance the interests BIO-key International, Inc., a Delaware corporation, or any successor thereto (the “Company”), and its stockholders by providing Eligible Employees of the Company and each Designated Subsidiary with opportunities to acquire Shares on favorable terms through payroll deductions. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2.         Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)         “Board” shall mean the Board of Directors of the Company.

(b)         “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof consisting solely of not less than two (2) members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.

(c)         “Common Stock” shall mean shares of common stock, par value $0.0001 of the Company or the stock or other securities into which such Common Stock may be changed in accordance with Section 13 of the Plan.

(d)         “Company Group” shall mean the Company, together with each Designated Subsidiary.

(e)         “Compensation” shall mean regular straight-time earnings and commissions that are included in regular compensation, including amounts that would have constituted compensation but for a Participant’s election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company and including overtime and shift premium, but excluding all other amounts such as amounts attributable to stock-based, cash-based and other incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code.

(f)         “Designated Subsidiary” shall mean a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

(g)         “Eligible Employee” shall mean an Employee of the Company or any Designated Subsidiary who does not, immediately after an Option is granted, own (directly or through attribution) stock possessing five percent (5%) or more of the total combined voting power or value of all classes of Common Stock or other stock of the Company, a Parent or Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an Employee may purchase under outstanding Options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Committee may determine in its discretion, and if so determined, shall set forth in the terms of the applicable Offering, that an Employee of the Company or any Designated Subsidiary shall not be eligible to participate in such Offering if: (a) such Employee has been in the employ of the Company or any Designated Subsidiary for less than two years (or any shorter period); (b) such Employee’s customary employment with the Company or any Designated Subsidiary is twenty (20) hours or less per week and/or not more than five (5) months per calendar year (or any lesser number of hours per week or months per calendar year); (c) such Employee is a “highly compensated employee” of the Company or any Designated Subsidiary (within the meaning of Code Section 414(q)), or is such a “highly compensated employee” (i) with compensation above a specified level, (ii) who is an officer and/or (iii) is subject to the disclosure requirements of Section 16(a) of the Exchange Act; and/or (d) such employee is a citizen or resident of a foreign jurisdiction and the grant of an Option under the Plan or Offering is prohibited under the laws of such foreign jurisdiction, or compliance with the laws of such foreign jurisdiction would cause the Plan or Offering to violate the requirements of Code Section 423; provided, that any exclusion in clauses (a), (b), (c) and (d) shall be applied in an identical manner under each Offering to all employees of the Company and all Designated Subsidiaries, in accordance with Treasury Regulation Section 1.423-2(e).

(h)         “Employee” shall mean any person, including an officer, who renders services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary in the status of an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2). Where the period of leave exceeds ninety (90) days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the ninety first (91st) day of such leave.

(i)         “Employer” shall mean, with respect to a Participant, the member of the Company Group by which the Participant is principally employed.

(j)         “Enrollment Date” shall mean the first Trading Day of each Offering Period.

(k)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)         “Exercise Date” shall mean the last Trading Day of each Offering Period.

(m)         “Fair Market Value” shall mean, with respect to the Shares, as of any date: (i) the closing sale price of the Shares as of such date at the end of the regular trading session, as reported by the Nasdaq Stock Market, the New York Stock Exchange, the NYSE/MKT LLC or any national securities exchange on which the Shares are then listed or quoted (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); (ii) if the Shares are not so listed, admitted to unlisted trading privileges, or reported on any national securities exchange, the closing sale price as of such date at the end of the regular trading session, as reported by the OTC Bulletin Board or the OTC Markets Group, Inc., or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Shares are not so listed or reported, such price as the Committee determines in its sole discretion in a manner acceptable under Section 423 of the Code.

(n)         “New Exercise Date” is defined in Section 19(b) below.

(o)         “Offering” means any of the offerings to Participants of Options to purchase Shares under the Plan, as described in Section 4 below.

(p)         “Offering Period” is defined in Section 4 below.

(q)         “Option” shall mean the right to purchase Shares of Common Stock pursuant to the Plan during each Offering.

(r)         “Participant” shall mean an Eligible Employee who participates in the Plan pursuant to Section 5 of the Plan.

(s)         “Purchase Price” shall mean eighty five percent (85%) of the Fair Market Value of one Share on the Enrollment Date or on the Exercise Date, whichever is lower; provided, however, that the Purchase Price may be adjusted by the Committee pursuant to Section 19 of the Plan; provided, further, that the Purchase Price shall not be less than the par value of one Share.

(t)         “Securities Act” shall mean the Securities Act of 1933, as amended.

(u)         “Shares” shall mean the shares of Common Stock of the Company, or the number and kind of shares of stock or other securities into which such Common Stock may be changed in accordance with Section 13 of the Plan.

(v)         “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

(w)         “Trading Day” shall mean a day on which the principal exchange on which the Shares are traded is open for trading.

3.         Eligibility.

(a)         Any Employee who is an Eligible Employee on the Enrollment Date for an Offering Period (as defined in Section 4 below) shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of Section 3(b) of the Plan and the limitations imposed by Section 423(b) of the Code.

(b)         No Eligible Employee shall be granted an Option under the Plan if the amount of payroll deductions that the Eligible Employee has elected to have withheld under such Option (pursuant to Section 5 below) would permit the purchase of Shares for the Offering Period that exceeds an amount equal to twenty five thousand dollars (USD $25,000) divided by the Fair Market Value of such Shares determined as of the Enrollment Date, or would permit the Eligible Employee to purchase Shares under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company or any Subsidiary to accrue (i.e., become exercisable) at a rate that exceeds twenty five thousand dollars (USD $25,000) of Fair Market Value of such Shares (determined as of the Enrollment Date) for each calendar year in which such Option is outstanding at any time.

4.         Offering Periods. Options to purchase Shares shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for six months and each of which shall commence on January 1 and July 1 of each year, as the case may be, and shall terminate on June 30 and December 31 of such year, as the case may be (each such period being, an “Offering Period”); provided, however, that (a) the Committee may suspend Offerings under the Plan or any Offering Period at any time and for any reason and (b) the first Offering Period under the Plan and any subsequent Offering Period commenced immediately after a suspension of the Plan shall have an Enrollment Date and Exercise Date as determined by the Committee in its sole discretion. Offerings under the Plan shall continue until either (i) the Committee decides, in its sole discretion, (x) to suspend Offerings under the Plan or (y) that no further Offerings shall be made because the number of Shares remaining available under the Plan is insufficient to make an Offering to all Eligible Employees, or (ii) the Plan is terminated under Section 20 below. Notwithstanding the foregoing, and without limiting the authority of the Committee under Sections 14, 19 and 20 of the Plan, the Committee, in its sole discretion, may (a) accelerate the Exercise Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with Section 8 of the Plan, or (b) accelerate the Exercise Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Exercise Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable, if such change is announced at least five (5) days prior to the newly scheduled Exercise Date.

5.         Participation.

(a)         Each Eligible Employee may become a Participant with respect to any Offering Period by completing a subscription agreement authorizing payroll deductions in a form acceptable to the Committee and filing it with the Company (or its designated third-party stock plan administrator) at least fifteen (15) calendar days (or a different number of days as may be determined by the Committee, in its sole discretion) prior to the first day of such Offering Period. A Participant’s completion of a subscription agreement with respect to any Offering Period will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Section 10 of the Plan, or otherwise becomes ineligible to participate in the Plan.

(b)         Payroll deductions for a Participant shall commence on the first payday following the Enrollment Date and shall end on the last payday in the Offering Period with respect to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 of the Plan.

(c)         During a Participant’s leave of absence approved by the Participant’s Employer and meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), such Participant may continue to participate in the Plan by making cash payments to the Company on each payday equal to the amount of the Participant’s payroll deductions under the Plan for the payday immediately preceding the first day of such Participant’s leave of absence. If a leave of absence is unapproved or fails to meet the requirements of Treasury Regulation Section 1.421-7(h)(2), the Participant will automatically cease to participate in the Plan and may not make any further contributions to the Plan hereunder. In such event, the Company will automatically cease to deduct the Participant’s payroll under the Plan. The Company will pay to the Participant his or her total payroll deductions for the Offering Period, in cash in one lump sum (without interest), as soon as practicable after the Participant ceases to participate in the Plan.

(d)         The subscription agreement(s) used in connection with the Plan shall be in a form prescribed by the Committee, and the Committee may, in its sole discretion, determine whether such agreement shall be submitted in written or electronic form.

6.         Payroll Deductions.

(a)         At the time a Participant files a subscription agreement, such Participant shall elect to have payroll deductions made on each payday (such amount to be deducted after any applicable deduction for tax and other withholding) during the Offering Period in an amount from one percent (1%) to fifteen percent (15%) of the Compensation which the Participant receives on each pay day during the Offering Period.

(b)         All payroll deductions made for a Participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. Except as described in Section 5(c) of the Plan, a Participant may not make any additional payments into such account.

(c)         A Participant may discontinue his or her participation in the Plan as provided in Section 10 of the Plan. A Participant may not increase or decrease the rate of his or her payroll deductions during the Offering Period.

(d)         Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) of the Plan, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period.

(e)         At the time an Option is exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for any foreign, federal, state, or other tax obligations, if any, which arise upon the exercise of the Option or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from all of the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Shares by the Participant.

7.         Grant of Option. On the Enrollment Date of each Offering Period, each Participant in such Offering Period shall be granted an Option to purchase on the Exercise Date with respect to such Offering Period (at the applicable Purchase Price) up to a number of the Shares determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that (i) such purchase shall be subject to the limitations set forth in Sections 3 and 13 of the Plan, and (ii) in no event may more than two thousand five hundred (2,500) Shares be purchased by any Participant during any Offering Period. Exercise of the Option shall occur as provided in Section 8 of the Plan, unless the Participant has withdrawn from participation pursuant to Section 10 of the Plan or otherwise becomes ineligible to participate in the Plan. The Option shall expire on the last day of the Offering Period.

8.         Exercise of Option.

(a)         Unless a Participant withdraws from the Plan as provided in Section 10 of the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s Option for the purchase of Shares shall be exercised automatically on the Exercise Date, and the maximum number of full Shares subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his account. No fractional Shares shall be purchased, and any payroll deductions accumulated in a Participant’s account which are not sufficient to purchase a full Share shall be retained in such Participant’s account for the subsequent Offering Period. During a Participant’s lifetime, a Participant’s Option to purchase Shares hereunder is exercisable only by such Participant.

(b)         If the Committee determines that, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period (notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date); (ii) the number of Shares available for sale under the Plan on such Exercise Date; or (iii) the number of Shares available for sale on such Exercise Date, the Committee shall provide that the Company (or its designated third-party stock plan administrator) shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants exercising Options to purchase Shares on such Exercise Date, and shall decide, in its sole discretion, to either (x) continue all Offering Periods then in effect or (y) terminate any or all Offering Periods then in effect pursuant to Section 20 of the Plan. In the event of such a pro rata allocation of Shares pursuant to this Section 8(b), the balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to each such Participant in one lump sum in cash as soon as reasonably practicable after the Exercise Date, without any interest thereon.

9.         Deposit of Shares. As promptly as practicable after each Exercise Date on which a purchase of Shares occurs, the Company may arrange for the deposit, into each Participant’s account with any broker designated by the Company to administer this Plan, of the number of Shares purchased upon exercise of each such Participant’s Option.

10.         Withdrawal.

(a)         At any time prior to at least ten (10) days prior to the Exercise Date, a Participant, by giving written notice to the Company (or its designated third-party stock plan administrator) in a form acceptable to the Committee, may withdraw all but not less than all of the payroll deductions credited to such Participant’s account and not yet used to exercise an Option under the Plan. All of the Participant’s payroll deductions credited to his or her account during the Offering Period, plus any balance retained in his or her account from a prior Offering Period, if any, shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal, and such Participant’s Option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of any subsequent Offering Period unless the Participant delivers to the Company (or its designated third-party stock plan administrator) a new subscription agreement in accordance with the terms of Section 5(a) of the Plan.

(b)         A Participant’s withdrawal from an Offering Period shall not have any effect upon such Participant’s eligibility to participate in any similar plan which may hereafter be adopted by the Company or in Offering Periods which commence after the termination of the Offering Period from which the Participant withdraws.

11.         Termination of Employment. Upon a Participant’s ceasing to be an Eligible Employee, for any reason, such Participant shall be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to such Participant’s account during the Offering Period, plus any balance retained in his or her account from a prior Offering Period, if any, shall be paid to the Participant, or in the case of his or her death, to the person or persons entitled thereto under Section 15 of the Plan, as soon as reasonably practicable, and such Participant’s Option for the Offering Period shall be automatically terminated.

12.         Interest. No interest shall accrue on the payroll deductions or lump sum contributions of a Participant in the Plan.

13.         Shares Subject to Plan.

(a)         Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 of the Plan, a maximum of 789,000 Shares shall be made available for sale under the Plan and no more than maximum of 789,000 Shares may be issued on each Exercise Date. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. The Shares subject to the Plan may be unissued shares or reacquired shares bought on the market or otherwise.

(b)         Except as otherwise provided herein, with respect to Shares subject to an Option granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distributions or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

14.         Administration. The Plan will be administered by the Committee.  To the extent consistent with applicable corporate or other law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Participants and their respective successors-in-interest. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

15.         Designation of Beneficiary.

(a)         A Participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from such Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the Option is exercised but prior to delivery to such Participant of such Shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Option. To the extent required under applicable law, spousal consent shall be required for such designation to be effective if the Participant is married and the designated beneficiary is not the Participant’s spouse.

(b)         Such beneficiary designation may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company may, in its discretion, deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent, or relative is known to the Company, then to such other person as the Company may designate.

16.         Transferability. Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution, or as provided in Section 15 of the Plan). Any such attempt at assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 of the Plan.

17.         Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

18.         Reports. Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants following each Offering Period, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased, and the remaining cash balance, if any.

19.         Adjustments Upon Changes in Capitalization, Merger, Asset Sale, Dissolution or Liquidation.

(a)         Changes in Capitalization. The number of Shares which have been authorized for issuance under the Plan but not yet placed under Option, the maximum number of Shares that may be issued on any Exercise Date (pursuant to Section 13 of the Plan), the maximum number of Shares each Participant may purchase in each Offering Period (pursuant to Section 7 of the Plan), as well as the price per Share and the number of Shares covered by each Option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination, or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive on all Participants and the Company. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b)         Merger, Asset Sale, Dissolution or Liquidation. In the event of a proposed merger of the Company with or into another corporation or a proposed sale of all or substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or a parent or subsidiary of the successor corporation refuses to assume or substitute for the Option, or in the event of the proposed dissolution, or liquidation of the Company, the Offering Period then in progress shall be shortened by the Committee by setting a new Exercise Date (the “New Exercise Date”), which shall occur no later than immediately prior to the effective date of such proposed merger, sale, dissolution or liquidation, as applicable. The Company shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option shall be exercised automatically on the New Exercise Date, unless prior to such New Exercise Date the Participant has withdrawn from the Offering Period as provided in Section 10 of the Plan.

20.         Amendment or Termination.

(a)         The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 of the Plan and this Section 20, no amendment or termination of the Plan may make any change in any Option theretofore granted which adversely affects the rights of any Participant without the consent of such Participant; provided, however, that an Offering Period may be terminated by the Board if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation, or stock exchange rule), the Company shall obtain stockholder approval of any amendment in such a manner and to such a degree as required.

(b)         Without stockholder approval and without regard to whether any Participant’s rights may be considered to have been “adversely affected,” the Committee shall be entitled to change the Offering Periods (but in no event may an Offering Period have a duration in excess of twenty seven (27) months), limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

(c)         Upon termination of the Plan, the balance in each Participant’s account under the Plan shall be refunded as soon as practicable after such termination, without any interest thereon.

(d)         In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify, or amend the Plan to reduce or eliminate such financial accounting consequences, including, but not limited to:

(i)         altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii)         shortening any Offering Period so that the Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Committee action; and

(iii)         allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participants.

21.         Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.         Conditions to Issuance of Shares.

(a)         The Company shall not be required to issue Shares purchased upon the exercise of Options prior to fulfillment of all the following conditions:

(i)         The admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed;

(ii)         The obtaining of any approval or other clearance from any governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

(iii)         Such Participant’s payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

(iv)         The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

(b)         The obligation of the Company to issue Shares or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any Shares pursuant to an Option unless such Shares has been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act or unless the Company has received an opinion of counsel, satisfactory to the Company, that such Shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the Shares to be offered or sold under the Plan or any Shares issued upon exercise or settlement of Options. If the Shares offered for sale or sold under the Plan is offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such Shares and may make a book-entry notation representing such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

23.         Term of Plan. The Plan shall become effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). Subject to approval by the stockholders of the Company in accordance with this Section 23, the Plan shall be in effect until the day before the tenth (10th) anniversary of the Effective Date, unless sooner terminated under Section 20 of the Plan. In the event the Company’s stockholders do not approve this Plan pursuant to this Section 23, neither this Plan nor any elections made hereunder shall be of any force or effect, any outstanding Option shall be cancelled for no consideration, and all amounts deducted from each Participant’s paycheck shall be repaid to such Participant as soon as practicable without interest.

24.         Equal Rights and Privileges. All Eligible Employees shall have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Any provision of this Plan that is inconsistent with this requirement to provide equal rights and privileges shall, without further act or amendment by the Company, the Board or the Committee, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

25.         Code Section 409A. The Options to purchase Shares under the Plan are not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. However, if at any time the Committee determines that the Options may be subject to Section 409A of the Code, the Committee shall have the right, in its sole discretion, to amend the Plan and any outstanding Options as it may determine is necessary or desirable either to exempt the Options from the application of Section 409A of the Code or to cause the Options to comply with the requirements of Section 409A of the Code.

26.         No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Subsidiary, or to affect the right of the Company or any Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

27.         Notice of Disposition of Shares. If required by the Company, each Participant shall give prompt notice to the Company (at its local Human Resources office), or cause a designated third-party stock administrator to give prompt notice to the Company, of any disposition or other transfer of any Shares purchased upon exercise of an Option hereunder if such disposition or transfer is made either (a) within two (2) years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one (1) year after the Exercise Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness, or other consideration, by the Participant in such disposition or other transfer.

28.         Tax Withholding Obligations. Regardless of any action the Company or any Designated Subsidiary takes with respect to any or all income tax (including U.S. federal, state and local taxes and/or non-U.S. taxes), social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items legally due by a Participant will be the Participant’s responsibility. If a Participant becomes subject to taxation in more than one country between the Enrollment Date and the date of any relevant taxable or tax withholding event, as applicable, Company or any Designated Subsidiary may be required to withhold or account for Tax-Related Items in more than one country.

29.         Governing Law. Subject to any applicable provisions of federal law (including, without limitation, Section 423(b) of the Code), and except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations, and actions relating to the Plan shall be governed by and construed exclusively in accordance with the laws of the State of Delaware, notwithstanding the conflicts of laws principles of any jurisdictions.

BIO-KEY INTERNATIONAL, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. ELECTION OF DIRECTORS	☐	☐	☐	______________________

Nominees

01) Michael W. DePasquale 02) Wong Kwok Fong (Kelvin) 03) Robert J. Michel 04) Cameron E. Williams 05) Emmanuel Alia

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000680943_1 R1.0.0.2

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and 10K Wrap are available at www.proxyvote.com

BIO-KEY INTERNATIONAL, INC.
Annual Meeting of Stockholders
August 8, 2025 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Michael W. DePasquale as his or her true and lawful agent and proxy with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of BIO-key International, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on August 8, 2025 at 10:00 a.m., local time, at our offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733, and at any adjournment(s), continuation(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged), and in his discretion upon any other matters which may properly come before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES" in Proposal 1 and "FOR" Proposals 2, 3, 4, 5 and 6.

Continued and to be signed on reverse side

0000680943_2 R1.0.0.2